DEAN WITTER RETIREMENT SERIES                          Two World Trade Center,
LETTER TO THE SHAREHOLDERS July 31, 1997               New York, New York 10048


DEAR SHAREHOLDER:

Following a modest increase in the federal-funds rate in late March, it appeared at first as if the Federal Reserve Board was poised for a series of further rate increases. However, a slight cooling off of recent economic data, an ongoing lack of inflationary pressure and progress toward a federal balanced budget agreement have argued against a quick succession of rate-tightening moves.

As a result, interest rates actually declined during the second quarter of 1997, with the yield on 30-year U.S. Treasury bonds down 32 basis points (0.32 percentage points) to 6.78 percent. While rates seem to be holding at these lower levels, the possibility exists that the Fed may again tighten policy in an attempt to ward off future inflationary pressure. Interest rates available on money-market securities held steady during the second quarter.

AMID POSITIVE ECONOMIC NEWS, MIXED SIGNALS

On the heels of stronger than expected economic activity for the first quarter, the second quarter began to show conflicting signals. Employment data for June, for example, provided mixed indicators on the strength of the economy by registering an increase in the unemployment rate to 5 percent, though growth in employment came in at a solid 217,000 new jobs. A sign of a possible slowing in the pace of economic activity came on July 1 with the release of the National Association of Purchasing Managers Index for June, which fell from May's levels. However, retail sales turned positive in June after falling for three consecutive months.

The financial markets greeted constrained year-over-year wage increases and six consecutive months of declining producer prices with jubilation. Payroll growth has now risen by an average of 234,000 per month thus far in 1997, above a strong average monthly growth of 212,000 for 1996. Labor shortages exist in some metropolitan markets. Looking toward the third quarter, the Fed would seem to have justification to either raise its federal-funds target rate or hold steady, awaiting further economic evidence.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


STOCK MARKETS CONTINUE TO FLY HIGH

Most global equity markets enjoyed favorable performance in the first half of 1997. In the United States, the stock market endured a correction of nearly 10 percent after the Fed raised interest rates in March. The downturn was short-lived, however, as inflation data showed little, if any, pressure. While the stocks of large-capitalization companies have dominated the market year-to-date, smaller and mid-sized stocks are finally showing signs of breaking out of their slump.

Latin American equity markets began the year on a strong note, gaining an average of 15 percent during the first quarter as robust corporate earnings growth and attractive valuations prompted strong capital inflows. The region's markets then rallied an additional 22 percent on average during the second quarter as macroeconomic and political fundamentals continued to improve and corporate earnings results were generally in line with expectations.

Asian equity markets posted mixed results during the first half of 1997 as capital inflows tapered off from the high levels experienced at the end of 1996. Investor sentiment was negatively affected by a general lack of earnings growth momentum and continued declines in export growth throughout much of the region. Investors were also somewhat nervous about the prospects for further asset deflation in the region, which has depressed the Thai and Korean stock markets over the past year. The Japanese market staged a recovery in the second quarter as the prospects for higher interest rates faded, sentiment for a self-sustaining economic recovery there rebounded and the selling pressure that crushed Japanese bank stocks subsided.

The investment climate in the European emerging markets remains broadly positive. With the exception of Russia, the stock markets of eastern Europe were constrained by low investor confidence following a Czech currency crisis. Russian equities continued to post the region's strongest gains, surging 120 percent in U.S. dollar terms during the first half of 1997 as concerns surrounding President Yeltsin's health faded.

On a cautionary note, global market volatility has picked up. Stock markets worldwide have fluctuated on U.S. interest-rate moves, economic data releases, earnings disappointments and election results. Despite this increase in volatility, equities continue to offer attractive total return potential in the current environment of fiscally tight government policies, strong global economic growth and low inflation.

LIQUID ASSET SERIES

As of the end of July 1997, the Liquid Asset Series had assets of approximately $21 million, with an average life of 29 days. The Series' total return for the twelve-month fiscal year ended July 31, 1997 was 4.57 percent and its annualized yield for July was 4.65 percent.

At the end of the fiscal year, approximately 68 percent of the portfolio of the Liquid Asset Series consisted of high-quality commercial paper, 8 percent was invested in bankers' acceptances issued by major, financially strong commercial banks and the remaining 24 percent was invested in federal agency obligations. More than 93 percent of the Series' assets was due to mature in less than three months.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straightforward conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.

U.S. GOVERNMENT MONEY MARKET SERIES

As of July 31, 1997, the U.S. Government Money Market Series had assets of approximately $4 million, with an average life of 31 days. The Series' total return for the twelve-month fiscal year ended July 31, 1997 was 4.51 percent and its annualized yield for July was 4.65 percent.

On July 31, 1997, approximately 99 percent of the portfolio of the U.S. Government Money Market Series consisted of Federal agency obligations with the remaining 1 percent invested in U.S. Treasury bills. More than 91 percent of the Series' assets was due to mature in less than three months.

The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straightforward conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.


U.S. GOVERNMENT SECURITIES SERIES


                             GROWTH OF $10,000

      DATE                     FUND         LEHMAN IX       LIPPER IX
============================================================================
January 8, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,260         $10,595         $10,500
============================================================================
July 31, 1994                $10,188         $10,581         $10,291
----------------------------------------------------------------------------
July 31, 1995                $10,975         $11,600         $11,158
----------------------------------------------------------------------------
July 31, 1996                $11,467         $12,198         $11,619
----------------------------------------------------------------------------
July 31, 1997                $12,579         $13,439         $12,763
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        9.70%(1)           5.16%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] Lehman(2)    [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers General U.S. Government Index is a broad-based measure of all U.S. Government and U.S. Treasury Securities. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(3) The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds objective. The Index, which is adjusted for capital distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented.


For the fiscal year ended July 31, 1997, the U.S. Government Securities Series posted a total return of 9.70 percent. This compares to a return of
10.17 percent for the Lehman Brothers General U.S. Government Index (Lehman Index) and a return of 9.85 percent for the Lipper General U.S. Government Funds Index (Lipper Index). During the fiscal year, the Series paid dividends and distributions of approximately $0.58 per share. The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the Lehman Index and Lipper Index.

On July 31, 1997, the Series' net assets exceeded $10.4 million, with Government National Mortgage Association mortgage-backed securities (GNMAs) representing 82 percent of the portfolio, U.S. Treasury securities 13 percent and zero-coupon U.S. Treasury securities 5 percent. At present, the Series' average maturity reflects a constructive position. Accordingly, as attractive investment opportunities become available, the average maturity

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


may be gradually extended. On July 31, 1997, the average duration was 5.41 years. (Duration is a measure of the portfolio's sensitivity to changes in interest rates.)

We believe that GNMAs continue to offer significant long-term value and, in the current investment environment, offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also provide the potential for better total returns.


INTERMEDIATE INCOME SECURITIES SERIES


                             GROWTH OF $10,000

      DATE                     FUND         LEHMAN IX       LIPPER IX
============================================================================
January 12, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,167         $10,720         $10,544
============================================================================
July 31, 1994                $10,193         $10,725         $10,523
----------------------------------------------------------------------------
July 31, 1995                $11,133         $12,010         $11,484
----------------------------------------------------------------------------
July 31, 1996                $11,573         $12,680         $12,084
----------------------------------------------------------------------------
July 31, 1997                $12,572         $14,219         $13,307
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        8.63%(1)           5.16%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] Lehman(2)    [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers Intermediate Investment Grade Debt Index is an unmanaged index of 5 to 10 year investment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(3) The Lipper Intermediate Investment Grade Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds Objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.


For the fiscal year ended July 31, 1997, the Intermediate Income Securities Series posted a total return of 8.63 percent. This compares to a return of
12.14 percent for the Lehman Brothers Intermediate Investment Grade Debt Index (Lehman Index) and a return of 10.12 percent for the Lipper Intermediate Investment Grade Funds Index (Lipper Index). During the fiscal year, the Series paid distributions exceeding $.52 per share. The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 12, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the Lehman Index and Lipper Index.

The Series' performance during the fiscal year was reflective of the overall decline in interest rates beginning in the second quarter of 1997. The Series underperformed the Lehman Index due to its somewhat greater commitment to U.S. Treasuries during the first part of the period, when they substantially underperformed corporate securities. Also affecting performance were unusually large cash flows in and out of the Series. Toward the end of October 1996, sizable share purchases caused the Series' assets to grow nearly 50 percent in one month. Subsequently, share redemptions in January and early February reduced net assets by more than 60 percent from their December 1996 levels. As a result of these redemptions, nearly all the U.S. Treasury positions held in the portfolio were sold. Although this provided the Series with the opportunity to raise its allocation to corporates, it also extended the average maturity of the portfolio to more than six years. This negatively influenced the Series' performance since interest rates were on the ascent. To offset the Series' longer duration, and improve liquidity, the cash reserves were allowed to increase and some of the better-performing corporates were replaced with shorter-maturity U.S. Treasuries. After reaching a high of 13 percent, cash reserves were reduced to 7.7 percent by July 31, 1997. New funds were invested in four-to seven-year U.S. Treasuries and corporates. Due to the Series' relatively small asset size, greater provisions were made for liquidity by greater U.S. Treasury allocations and investments in higher-quality corporates.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


On July 31, 1997, 64 percent of the Series' noncash holdings was invested in corporate bonds, with U.S. Treasuries accounting for the remaining 36 percent. The average maturity and duration of the portfolio were 4.84 years and 3.82 years, respectively. The average credit quality rating was A1.


AMERICAN VALUE SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 1, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,050         $10,271         $10,426
============================================================================
July 31, 1994                $ 9,990         $10,801         $10,916
----------------------------------------------------------------------------
July 31, 1995                $13,335         $13,613         $13,703
----------------------------------------------------------------------------
July 31, 1996                $14,645         $15,862         $14,917
----------------------------------------------------------------------------
July 31, 1997                $20,740         $24,123         $21,443
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        41.62%(1)         17.63%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


For the fiscal year ended July 31, 1997, the American Value Series posted a total return of 41.62 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 43.76 percent for the Lipper Growth Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

At the end of July 1997, the Series was well diversified, both in terms of industries and in its market capitalization. On an industry front, the portfolio now has a slight tilt toward economically sensitive groups. At 35 percent of net assets, technology continues to represent an important portfolio commitment. Driven by companies' need for each to be the low-cost producer in a competitive global environment, demand for technology is expected to rebound, with the fall typically being the strongest seasonal period for this sector.

With real wages rising ahead of inflation, and unemployment at its lowest level in several decades, retailers (approximately 6 percent of the Series' portfolio) are expected to experience stronger relative earnings. Cyclical industries that we believe have strong secular strength include energy (approximately 6 percent of the portfolio), agriculture (approximately 4 percent) and capital goods (approximately 4 percent), which all should benefit from increased exports to newly industrialized countries with developing middle classes.

Health-care companies with proprietary products, including drug, medical device and biotechnology companies, are expected to continue to outpace general corporate earnings growth. They represent 12 percent of the Series' net assets. The secular trends of deregulation and consolidation are expected to continue to lift stocks in the financial sector, which represents approximately 16 percent of the portfolio.

The Series is also diversified in terms of market capitalization. As of July 31, 1997, large-cap issues represented approximately 60 percent of the stock portfolio, mid-sized companies about 40 percent. Going forward, the American Value Series will be increasingly tilted in the direction of mid-cap issues, as the

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


dollar seems to be breaking out of its seven-year range, a development that historically favors mid-sized companies, which typically have significantly lower currency exposures than larger companies. Additionally, relative valuations in this sector of the market have become compelling from their underperformance over the last few years.


CAPITAL GROWTH SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 2, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $ 8,880         $10,271         $10,426
============================================================================
July 31, 1994                $ 9,463         $10,800         $10,916
----------------------------------------------------------------------------
July 31, 1995                $11,363         $13,612         $13,703
----------------------------------------------------------------------------
July 31, 1996                $13,020         $15,860         $14,917
----------------------------------------------------------------------------
July 31, 1997                $18,680         $24,120         $21,443
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        43.46%(1)         14.93%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


For the fiscal year ended July 31, 1997, the Capital Growth Series posted a total return of 43.46 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 43.76 percent for the Lipper Growth Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 2, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

As the fiscal year came to a close, the Series completed a transition begun during the early summer of 1996 when we modified its screening criteria. The new criteria widened the universe from which we could choose stocks for the portfolio and stated that companies considered for the portfolio must demonstrate a history of consistent growth in earnings and revenues for the past several years. These companies are also chosen for their solid future earnings growth characteristics and attractive valuations.

During the fiscal year, the Series built up its positions in financial services, upgraded its technology weighting, increased its exposure to the retail industry and established positions in the energy sector. The Series also increased its exposure to small-and mid-capitalization stocks and decreased its former heavy weighting in large-capitalization securities. This shift was made primarily because of the better valuation levels and higher growth potential found in the newly increased sectors. As of July 31, 1997, the Series' portfolio was weighted approximately 59 percent in large-cap stocks, with the remaining percent in small-and mid-cap stocks. Although smaller issues underperformed during much of this period, it is important to remember that, historically, small-and mid-cap stocks have outperformed large caps over the long term. Values in these issues began increasing relative to large caps during the latter part of the fiscal year. We believe that investors will take notice of this and begin to narrow the market's

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


large-cap bias. The Series will continue to hold stocks of various market capitalizations, for diversification across both industry sectors and capitalization ranges.


DIVIDEND GROWTH SERIES


                             GROWTH OF $10,000

     DATE                      FUND        S&P 500(2)      LIPPER IX(3)
============================================================================
January 7, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,711         $10,577         $10,621
============================================================================
July 31, 1994                $11,368         $11,122         $11,280
----------------------------------------------------------------------------
July 31, 1995                $13,991         $14,018         $13,558
----------------------------------------------------------------------------
July 31, 1996                $16,242         $16,333         $15,337
----------------------------------------------------------------------------
July 31, 1997                $23,051         $24,839         $22,104
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        41.92%(1)         20.09%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this Index.


For the fiscal year ended July 31, 1997, the Dividend Growth Series posted a total return of 41.92 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 44.14 percent for the Lipper Growth and Income Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

The Series' underperformance of the broad market was in large part due to exceptional strength in small-capitalization stocks at various times during the year, in particular technology, which afford little or no current yield.

On July 31, 1997, the Series' net assets exceeded $115 million. On that date, the Series owned 38 equity issues spread among 30 different industry groups. Since its inception, the Series has utilized a proprietary screening process to assist in building its portfolio of common stocks. One new portfolio position, Unicom Corp., was established during the fiscal year. Also, a spin-off from Tenneco, Inc. during the period resulted in the receipt of shares of Newport News Shipbuilding Inc. and El Paso Natural Gas Co. These shares, along with our position in Pacific Gas & Electric Co., were sold prior to the end of the fiscal year.

UTILITIES SERIES

For the fiscal year ended July 31, 1997, the Utilities Series posted a total return of 19.87 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and 22.57 percent for the Lipper Utilities Fund Average (Lipper Average). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Average.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


The utilities industry continues to react to uncertainty and confusion surrounding its deregulation and restructuring. This response was evident during the fiscal year as the industry underperformed the general market despite strong earnings and low inflation. More recently, however, it appears that investor confidence is improving as the form and direction of a competitive utilities industry take shape. This was seen by the resurgence in telecommunications stocks that occurred during the second half of the fiscal year as investors anticipated further industry consolidation and alliances, as well as in attractive earnings growth prospects from wireless services and value-added features.


UTILITIES SERIES

                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
January 8, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $11,498         $10,618         $11,118
============================================================================
July 31, 1994                $10,896         $11,166         $10,365
----------------------------------------------------------------------------
July 31, 1995                $12,221         $14,073         $11,382
----------------------------------------------------------------------------
July 31, 1996                $13,291         $16,397         $12,642
----------------------------------------------------------------------------
July 31, 1997                $15,933         $24,937         $15,495
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        19.87%(1)         10.76%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Utility Funds Average tracks the performance of the funds which invest 65% of their equity portfolio in utility shares as reported by Lipper Analytical Services.


The Series remained fully invested during the first half of 1997, with 95 percent of its assets allocated to utility and utility-related equities on July 31, 1997, and the remaining 5 percent in cash and cash equivalents. The Series' equity portfolio reflected improved investor confidence, particularly in the electric utilities and telecommunications sectors, given their favorable growth outlook and the potential investment opportunities resulting from a competitive environment. Within this component of the portfolio, 49 percent was allocated to electric utilities, 28 percent to telecommunications and 18 percent to natural gas. Further diversifying the Series' portfolio are selective foreign securities, primarily in the global telecommunications sector, which accounted for 11 percent of net assets.

While the electric utility sector remained focused on making a balanced transition from a monopoly to a deregulated environment, mergers and acquisitions continued. The Series continues to invest selectively within the electric utility sector and remains committed to companies characterized by low energy cost and good earnings growth opportunities. Within the natural gas sector, the Series continues to focus on high-quality, well-diversified pipeline companies, given the favorable long-term outlook for the industry.

Looking ahead, the Series anticipates a modest reduction of its equity allocation to electric utilities in favor of selective telecommunications and natural gas companies. The Fund may also increase its foreign exposure to capitalize on and participate in worldwide telecommunications infrastructure growth.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

VALUE-ADDED SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 1, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,071         $10,271         $10,465
============================================================================
July 31, 1994                $10,967         $10,801         $11,114
----------------------------------------------------------------------------
July 31, 1995                $13,450         $13,613         $13,359
----------------------------------------------------------------------------
July 31, 1996                $14,955         $15,862         $15,112
----------------------------------------------------------------------------
July 31, 1997                $21,405         $24,123         $21,780
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        43.12%(1)         18.46%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this Index.


For the fiscal year ended July 31, 1997, the Value-Added Series posted a total return of 43.12 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and
44.14 percent for the Lipper Growth and Income Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

The Series is index oriented, investing in stocks that comprise the S&P 500, its benchmark. Unlike the S&P 500, however, the Series weights all the stocks' positions equally, thereby emphasizing the stocks of small-and mid-sized companies, which historically have outperformed larger stocks.

While the Series performed well over the most recent six-and twelve-month periods, its results were overshadowed by the S&P 500's returns. During the fiscal year ended July 31, 1997, the S&P 500 was driven by large-capitalization multinationals and technology stocks. These sectors are more heavily weighted on the S&P 500 than in the Series' portfolio.

GLOBAL EQUITY SERIES

For the fiscal year ended July 31, 1997, the Global Equity Series posted a total return of 26.66 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a return of 30.66 percent for the Morgan Stanley Capital International World Index (MSCI Index) and a return of 32.32 percent for the Lipper Global Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index, MSCI Index and Lipper Index.

On July 31, 1997, the Series' net assets exceeded $19.7 million, with 30 percent in Europe, 32 percent in the United States, 20 percent in Japan, 9 percent in the emerging markets of the Pacific Rim, 7 percent in

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

Latin America and the remaining 2 percent scattered elsewhere. The Series' asset allocation represented overweightings in Europe, Japan, the Pacific Rim and Latin America.


GLOBAL EQUITY SERIES


                             GROWTH OF $10,000

     DATE                  FUND       S&P 500       MSCI IX       LIPPER IX
============================================================================
January 8, 1993          $10,000      $10,000       $10,000        $10,000
----------------------------------------------------------------------------
July 31, 1993            $ 9,970      $10,618       $11,818        $11,239
============================================================================
July 31, 1994            $10,697      $11,166       $12,797        $13,168
----------------------------------------------------------------------------
July 31, 1995            $11,347      $14,073       $14,346        $14,509
----------------------------------------------------------------------------
July 31, 1996            $12,171      $16,397       $15,364        $15,516
----------------------------------------------------------------------------
July 31, 1997            $15,416      $24,937       $20,075        $20,531
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        26.66%(1)          9.96%(1)
                        ============================


    ========================================================================
    [   ] Fund    [   ] S&P 500(2)    [   ] MSCI IX(3)    [   ] Lipper IX(4)
    ========================================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Morgan Stanley Capital International World Index (MSCI) measures the performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Global Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


The Series' emphasis on European equities stems from the recovery there in economic growth and company earnings. European exports have benefited from the strong U.S. dollar, which has boosted corporate competitiveness. Also, European corporations have been embracing cost-cutting moves to reduce payroll, restructure business units and sell underperforming assets. Similar moves in the United States have boosted returns on equity capital and equity valuations. The Series also finds valuations in Asian markets attractive after two years of subpar performance and recent currency volatility there.

Among the Series' key portfolio holdings are HSBC Holdings PLC (banking, Hong
Kong), Siemens AG (telecommunications, Germany), Cemex, S.A. de C.V. (building materials, Mexico), Sony Corp. (electronics, Japan), Koninklijke Ahold NV (retail, the Netherlands), Novartis AG (pharmaceuticals,
Switzerland) and Sun Microsystems, Inc. (computers-systems, United States).

STRATEGIST SERIES

For the fiscal year ended July 31, 1997, the Strategist Series posted a total return of 27.35 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a return of 10.79 percent for the Lehman Brothers Government/Corporate Bond Index (Lehman Index) and 29.05 percent for the Lipper Flexible Portfolio Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index, Lehman Index and Lipper Index.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


During the fiscal year, the Series benefited from our decision to remain overweighted in long-dated financial assets. The table below summarizes the asset allocation changes made in the Strategist Series' portfolio during the fiscal year:


STRATEGIST SERIES


                             GROWTH OF $10,000

     DATE                  FUND       S&P 500       LEHMAN        LIPPER IX
============================================================================
January 7, 1993          $10,000      $10,000       $10,000        $10,000
----------------------------------------------------------------------------
July 31, 1993            $ 9,830      $10,577       $10,617        $10,454
============================================================================
July 31, 1994            $ 9,842      $11,122       $10,603        $10,798
----------------------------------------------------------------------------
July 31, 1995            $11,634      $14,018       $11,677        $12,579
----------------------------------------------------------------------------
July 31, 1996            $13,608      $16,333       $12,297        $13,687
----------------------------------------------------------------------------
July 31, 1997            $17,330      $24,839       $13,624        $17,662
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        27.35%(1)         12.81%(1)
                        ============================


     ====================================================================
     [   ] Fund    [   ] S&P 500(2)    [   ] Lehman(3)    [   ] Lipper(4)
     ====================================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.



                                           EQUITY      FIXED-INCOME
                                        EXPOSURE (%)   EXPOSURE (%)  CASH (%)
                                        ------------ --------------  --------
July 31, 1996  .......................       50             40          10
April 28, 1997 .......................       50             20          30
May 19, 1997  ........................       60             20          20
June 26, 1997  .......................       65             20          15


As we enter the new fiscal year, the Series is allocated to reflect our positive stance toward the equity markets and more cautious view of bonds. With 58 percent of current assets invested in stocks, we believe that corporate earnings growth, especially in a few specific industry sectors, will continue to provide double-digit returns. Our equity portfolio, while well diversified with more than 45 holdings, is highly concentrated in industries we feel will provide above-average earnings growth and profit potential. These include technology (mainframe and workstation manufacturers, disk drive and software suppliers), financial services (insurance, banking, savings and loans), energy (domestic and international oil companies) and retailers (apparel and specialty stores, department store chains). We expect each of these sectors either to continue their impressive pattern of powerful earnings reports (technology and financials) or to begin a turnaround from depressed earnings levels (energy and retailing).

Our underweighting in bonds, at only a 20 percent allocation, reflects our concern that the Federal Reserve Board may feel compelled to raise rates in the second half of 1997, thus keeping a lid on bond prices for the balance of the year. Longer term, we would view any drop in long bonds' prices as a buying opportunity and would likely use a portion of our 22 percent cash reserve to purchase issues along the yield curve. Currently, the bond portfolio is comprised of 12 government-issued securities and 12 corporate bonds, with a wide variety of yields and maturities. All carry investment-grade ratings.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER RETIREMENT SERIES
RESULTS OF SPECIAL MEETING (unaudited)


On May 21, 1997, a special meeting of the Series' shareholders was held for the purpose of voting on three separate matters, the results of which are as follows:

(1) FOR EACH SERIES, APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE SERIES AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

Liquid Asset Series
     For .....................    19,779,400
     Against .................       106,527
     Abstain .................       266,372
U.S. Government Money Market Series
     For .....................     4,502,076
     Against .................             0
     Abstain .................             0
U.S. Government Securities Series
     For .....................       696,109
     Against .................         2,291
     Abstain .................        69,551
Intermediate Income Securities Series
     For .....................       151,816
     Against .................             0
     Abstain .................         5,572
American Value Series
     For .....................     2,068,650
     Against .................        40,170
     Abstain .................       143,685
Capital Growth Series
     For .....................       102,824
     Against .................             0
     Abstain .................        38,633
Dividend Growth Series
     For .....................     3,623,000
     Against .................       521,569
     Abstain .................       256,271
Utilities Series
     For .....................       237,912
     Against .................         2,108
     Abstain .................        33,928
Value-Added Market Series
     For .....................       940,344
     Against .................         2,261
     Abstain .................        28,379
Global Equity Series
     For .....................       798,944
     Against .................        17,237
     Abstain .................       141,869
Strategist Series
     For .....................     1,294,809
     Against .................           911
     Abstain .................        33,360

DEAN WITTER RETIREMENT SERIES
RESULTS OF SPECIAL MEETING (unaudited) continued


(2) ELECTION OF TRUSTEES:

Michael Bozic
For ..................  35,221,586
Withheld .............     684,992

Charles A. Fiumefreddo
For ..................  35,221,869
Withheld .............     684,709

Edwin J. Garn
For ..................  35,221,881
Withheld .............     684,697

John R. Haire
For ..................  35,221,786
Withheld .............     684,792

Wayne E. Hedien
For ..................  35,221,881
Withheld .............     684,697

Dr. Manuel H. Johnson
For ..................  35,221,881
Withheld .............     684,697

Michael E. Nugent
For ..................  35,221,881
Withheld .............     684,697

Philip J. Purcell
For ..................  35,221,881
Withheld .............     684,697

John L. Schroeder
For ..................  35,221,881
Withheld .............     684,697

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

    For ......................................................   34,484,382
    Against ..................................................      545,576
    Abstain ..................................................      876,620

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (64.4%)
            Automotive-Finance (8.5%)
     $500   Ford Motor Credit Co. ...........................................     5.61%         08/25/97         $  498,150
    1,000   General Motors Acceptance Corp. .................................  5.48-5.97   08/25/97-10/20/97        991,779
      311   Toyota Motor Credit Corp. .......................................     5.71          08/14/97            310,360
                                                                                                              -------------
                                                                                                                  1,800,289
                                                                                                              -------------
            Bank Holding Companies (7.0%)
      500   Bankers Trust New York Corp. ....................................     5.72          01/08/98            487,644
    1,000   Barnett Banks, Inc.  ............................................     5.55          08/21/97            996,933
                                                                                                              -------------
                                                                                                                  1,484,577
                                                                                                              -------------
            Banks-Commercial (18.6%)
      465   ABN-AMRO North America Finance Inc. .............................     5.74          09/05/97            462,446
      500   Commerzbank U.S. Finance Inc.  ..................................     5.52          08/15/97            498,931
    1,000   Internationale Nederlanden (U.S.) Funding Corp. .................     5.60          08/01/97          1,000,000
      400   KfW International Finance Inc. ..................................     5.54          09/02/97            398,044
      500   Societe Generale N.A., Inc. .....................................     5.61          09/10/97            496,917
      600   UBS Finance (Delaware) Inc.  ....................................     5.53          08/07/97            599,449
      500   WestPac Capital Corp.  ..........................................     5.54          09/05/97            497,326
                                                                                                              -------------
                                                                                                                  3,953,113
                                                                                                              -------------
            Brokerage (4.7%)
    1,000   Goldman Sachs Group L.P.  .......................................  5.63-5.64   08/04/97-09/03/97        997,215
                                                                                                              -------------
            Finance-Consumer (6.4%)
      400   American Express Credit Corp. ...................................     5.63          08/01/97            400,000
      950   American General Finance Corp. ..................................     5.64          08/05/97            949,409
                                                                                                              -------------
                                                                                                                  1,349,409
                                                                                                              -------------
            Finance-Diversified (8.4%)
      400   Associates Corp. of North America ...............................     5.65          08/05/97            399,751
      750   Commercial Credit Co. ...........................................     5.53          08/27/97            747,021
      650   General Electric Capital Corp. ..................................  5.55-5.61   09/16/97-10/14/97        644,124
                                                                                                              -------------
                                                                                                                  1,790,896
                                                                                                              -------------
            Industrials (2.0%)
      425   Weyerhaeuser Co. ................................................     5.54          08/20/97            423,764
                                                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            Office Equipment (4.7%)
   $1,000   Xerox Credit Corp. ..............................................    5.51%          08/19/97          $ 997,260
                                                                                                              -------------
            Utilities-Finance (4.1%)
      866   National Rural Utilities Cooperative Finance Corp.  ............. 5.57-5.62    08/22/97-09/11/97        861,971
                                                                                                              -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $13,658,494)  ............................................    13,658,494
                                                                                                              -------------
            U.S. GOVERNMENT AGENCY (23.2%)
    4,930   Federal Home Loan
             Mortgage Corp.
             (Amortized Cost $4,926,600) .................................... 5.47-5.75    08/01/97-09/19/97      4,926,600
                                                                                                              -------------
            BANKERS' ACCEPTANCES (7.2%)
    1,014   BostonBank, N.A. ................................................ 5.71-5.88    09/30/97-01/20/98        993,499
      541   Union Bank of California, N.A. ..................................    5.59           10/15/97            534,804
                                                                                                              -------------
            TOTAL BANKERS' ACCEPTANCES (Amortized Cost $1,528,303) ..........................................     1,528,303
                                                                                                              -------------
            TOTAL INVESTMENTS
            (Amortized Cost $20,113,397)(a) ...............................................       94.8%          20,113,397
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...............................        5.2            1,099,631
                                                                                                 -----        -------------
            NET ASSETS ....................................................................      100.0%         $21,213,028
                                                                                                 =====        =============

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                         ANNUALIZED
 PRINCIPAL                                YIELD ON
 AMOUNT IN                                DATE OF        MATURITY
 THOUSANDS                                PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES
             (98.7%)
   $1,000   Federal Farm Credit Bank ..  5.52-5.77%  08/04/97-11/25/97 $  991,289
    1,690   Federal Home Loan Banks ...  5.42-5.66   08/07/97-09/02/97  1,687,131
      725    Federal Home Loan Mortgage
             Corp. ....................  5.59-5.75   08/01/97-10/17/97    720,019
      590    Federal National Mortgage
             Association ..............  5.38-5.49   08/04/97-08/07/97    589,647
                                                                       ----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $3,988,086) ..............................  3,988,086
                                                                       ----------
            U.S. GOVERNMENT OBLIGATION (1.2%)
       50   U.S. Treasury Bill
            (Amortized Cost $48,650) ..     5.32         02/05/98          48,650
                                                                       ----------
            TOTAL INVESTMENTS
            (Amortized Cost $4,036,736)(a)..........       99.9%        4,036,736
            CASH AND OTHER ASSETS IN EXCESS
            OF LIABILITIES .........................        0.1             4,560
                                                          -----        ----------
            NET ASSETS..............................      100.0%       $4,041,296
                                                          ======       ==========

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON       MATURITY
 THOUSANDS                                                                     RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.6%)
            Government National
             Mortgage Assoc. I (71.4%)
   $3,684   .................................................................  7.00 % 06/15/23-03/15/27  $ 3,688,923
    3,737   .................................................................  7.50   01/15/24-01/15/27    3,802,491
                                                                                                        ------------
                                                                                                           7,491,414
                                                                                                        ------------
      971   Government National
             Mortgage Assoc. II (9.2%) ......................................  7.00        03/20/26          968,255
                                                                                                        ------------
            U.S. Treasury Notes (12.6%)
    1,200   .................................................................  6.375       09/30/01        1,221,852
      100   .................................................................  6.250       06/30/02          101,434
                                                                                                        ------------
                                                                                                           1,323,286
                                                                                                        ------------
      600   U.S. Treasury Principal Strips (5.4%) ...........................  0.00        08/15/98          567,120
                                                                                                        ------------
            TOTAL INVESTMENTS
            (Identified Cost $10,212,454)(a) .........................................       98.6%        10,350,075
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................        1.4            146,232
                                                                                            -----       ------------
            NET ASSETS ...............................................................      100.0%       $10,496,307
                                                                                            =====       ============

--------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $202,248 and the aggregate gross unrealized depreciation is $64,627, resulting in net unrealized appreciation of $137,621.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (56.8%)
            Automobile-Rentals (4.0%)
    $100    Hertz Corp. .....................................................  6.00 %  01/15/03     $ 97,979
                                                                                                 ------------
            Automotive (0.8%)
      20    Chrysler Corp. .................................................. 10.40    08/01/99       20,005
                                                                                                 ------------
            Automotive-Finance (1.1%)
      25    General Motors Acceptance Corp. .................................  8.40    10/15/99       26,177
                                                                                                 ------------
            Banks (9.5%)
     100    Bank One Corp. ..................................................  7.60    05/01/07      106,545
     100    Long Island Savings Bank  .......................................  7.00    06/13/02      102,145
      25    Star Bank N.A. ..................................................  6.375   03/01/04       24,764
                                                                                                 ------------
                                                                                                     233,454
                                                                                                 ------------
            Brokerage (4.1%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      101,506
                                                                                                 ------------
            Data Processing (4.1%)
     100    Oracle Corp.  ...................................................  6.91    02/15/07      101,719
                                                                                                 ------------
            Financial (8.4%)
     100    Ikon Capital Inc. ...............................................  6.73    06/15/01      101,477
     100    Nac Re Corp .....................................................  8.00    06/15/99      103,259
                                                                                                 ------------
                                                                                                     204,736
                                                                                                 ------------
            Foreign Government (4.0%)
     100    State of Israel  ................................................  6.375   12/15/05       97,826
                                                                                                 ------------
            Healthcare (1.0%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03       25,403
                                                                                                 ------------
            Industrials (4.1%)
     100    Millennium America Inc.  ........................................  7.00    11/15/06      100,710
                                                                                                 ------------
            Leisure (4.4%)
     100    Royal Caribbean Cruises .........................................  8.25    04/01/05      108,221
                                                                                                 ------------
            Manufacturing (2.0%)
      50    Reebok International plc
             (United Kingdom) ...............................................  6.75    09/15/05       49,374
                                                                                                 ------------
            Paper & Forest Products (4.1%)
     100    Noranda Forest, Inc. (Canada) ...................................  6.875   11/15/05      100,602
                                                                                                 ------------
            Textiles (1.0%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05       25,313
                                                                                                 ------------
            Utilities - Electric (4.2%)
     100    Connecticut Light & Power Co.  ..................................  7.875   06/01/01      102,208
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,371,214) ........................................................  1,395,233
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (34.7%)
    $100    U.S. Treasury Note ..............................................  6.125%  03/31/98      $ 100,396
     300    U.S. Treasury Note ..............................................  5.75    10/31/00        299,463
     300    U.S. Treasury Note ..............................................  5.875   11/30/01        299,868
     150    U.S. Treasury Note ..............................................  6.25    01/31/02        152,100
                                                                                                  ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $843,820) ..........................................................      851,827
                                                                                                  ------------
            SHORT-TERM INVESTMENT (a)(4.1%)
            U.S. GOVERNMENT AGENCY
     100    Federal Home Loan Banks
            (Amortized Cost $100,000) .......................................  5.39    08/01/97        100,000
                                                                                                  ------------

          TOTAL INVESTMENTS
          (Identified Cost $2,315,034)(b) .........................................   95.6%   2,347,060
          CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    4.4      108,712
                                                                                   -------- -----------
          NET ASSETS ..............................................................  100.0%  $2,455,772
                                                                                   ======== ===========

--------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $36,736 and the aggregate gross unrealized depreciation is $4,710, resulting in net unrealized appreciation of $32,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.7%)
             Agriculture Related (4.4%)
     4,500   Case Corp.  .....................................................  $  280,969
     4,500   Deere & Co.  ....................................................     255,937
     5,500   Dekalb Genetics Corp. (Class B) .................................     420,406
     7,000   Delta & Pine Land Co.  ..........................................     266,000
    14,000   Monsanto Co.  ...................................................     697,375
     6,500   Pioneer Hi-Bred International, Inc. .............................     481,000
                                                                              -------------
                                                                                 2,401,687
                                                                              -------------
             Banks (7.1%)
     6,000   Bank of New York Co., Inc.  .....................................     291,375
     7,000   BankAmerica Corp.  ..............................................     528,500
     4,000   Bankers Trust New York Corp. ....................................     404,750
   250,000   Credito Italiano Spa (Italy)  ...................................     497,644
     4,000   First Chicago NBD Corp.  ........................................     303,500
     6,000   Fleet Financial Group, Inc.  ....................................     407,250
    10,000   Mellon Bank Corp.  ..............................................     504,375
     7,200   NationsBank Corp.  ..............................................     512,550
     6,000   Washington Mutual, Inc.  ........................................     414,000
                                                                              -------------
                                                                                 3,863,944
                                                                              -------------
             Basic Cyclicals (0.7%)
     2,300   Champion International Corp. ....................................     142,600
     3,000   Reynolds Metals Co.  ............................................     234,000
                                                                              -------------
                                                                                   376,600
                                                                              -------------
             Biotechnology (2.4%)
    21,000   Biochem Pharma, Inc. (Canada)*  .................................     603,750
    13,000   Centocor, Inc.*  ................................................     499,687
     2,000   Gilead Sciences, Inc.*  .........................................      56,250
     3,500   Vertex Pharmaceuticals, Inc.*  ..................................     122,062
                                                                              -------------
                                                                                 1,281,749
                                                                              -------------
             Capital Equipment (4.3%)
     2,000   Aeroquip-Vickers, Inc. ..........................................     109,625
     5,500   Boeing Co.  .....................................................     323,469
     3,000   Crane Co.  ......................................................     136,312
     6,000   General Electric Co.  ...........................................     421,125
     4,500   Kuhlman Corp.  ..................................................     139,500
     3,200   Parker-Hannifin Corp.  ..........................................     206,000
     2,200   Sundstrand Corp.  ...............................................     136,400
    10,000   Timken Co.  .....................................................     351,875
     2,000   Tyco International Ltd. .........................................     162,000
     4,000   United Technologies Corp.  ......................................     338,250
                                                                              -------------
                                                                                 2,324,556
                                                                              -------------
             Communications Equipment (9.4%)
     2,000   Advanced Fibre Communications, Inc.*  ...........................  $  139,250
    21,000   Bay Networks, Inc.*  ............................................     640,500
    15,000   Brightpoint, Inc.*  .............................................     447,187
     3,000   CIENA Corp.*  ...................................................     168,000
     6,000   Cisco Systems, Inc.*  ...........................................     476,625
       700   Corsair Communications, Inc.*  ..................................      13,738
    11,500   Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden)  ...........     520,375
     7,000   Lucent Technologies Inc.  .......................................     594,562
    10,000   Newbridge Networks Corp. (Canada)* ..............................     521,250
     6,000   Nokia Corp. (ADR)(Finland) ......................................     513,750
     5,000   Northern Telecom Ltd. (Canada) ..................................     522,812
     2,000   Tekelec*  .......................................................     123,000
     7,000   Tellabs, Inc.*  .................................................     418,687
                                                                              -------------
                                                                                 5,099,736
                                                                              -------------
             Computer Equipment (3.1%)
     4,000   Dell Computer Corp.*  ...........................................     342,000
    12,000   EMC Corp.*  .....................................................     606,000
     9,000   Kemet Corp.*  ...................................................     230,625
     6,500   SCI Systems, Inc.*  .............................................     516,344
                                                                              -------------
                                                                                 1,694,969
                                                                              -------------
             Computer Software (4.3%)
    15,000   BEA Systems, Inc.*  .............................................     290,625
     5,000   Compuware Corp.*  ...............................................     308,125
       400   Great Plains Software, Inc.*  ...................................      10,700
     4,100   Microsoft Corp.*  ...............................................     579,381
     7,000   Oracle Corp.*  ..................................................     380,187
     5,000   Peoplesoft, Inc.*  ..............................................     291,875
     8,000   Veritas Software Corp.*  ........................................     494,000
                                                                              -------------
                                                                                 2,354,893
                                                                              -------------
             Consumer-Noncyclical (4.5%)
     9,000   Alberto-Culver Co. (Class B)  ...................................     252,562
     2,500   Avon Products, Inc.  ............................................     181,406
     3,800   Coca Cola Co.  ..................................................     263,150
     1,600   Coca Cola FEMSA S.A. de C.V. (ADR)(Mexico) ......................      89,800
     8,000   Colgate-Palmolive Co.  ..........................................     606,000
    10,000   PanAmerican Beverages, Inc. (Class A)(Mexico) ...................     335,000

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,000    Procter & Gamble Co.  ...........................................  $  456,375
    7,000    Sunbeam Corporation  ............................................     273,875
                                                                              -------------
                                                                                 2,458,168
                                                                              -------------
             Consumer Business Services (1.4%)
    8,000    AccuStaff, Inc.*  ...............................................     218,000
    7,400    Browning-Ferris Industries, Inc.  ...............................     273,800
    5,000    Corrections Corp. of America*  ..................................     221,562
    2,000    Service Corp. International .....................................      68,000
                                                                              -------------
                                                                                   781,362
                                                                              -------------
             Consumer Products (2.6%)
    5,000    CVS Corp. .......................................................     284,375
    4,000    Philips Electronics NV (Netherlands)  ...........................     327,250
    3,500    Philips Electronics NV (Netherlands)  ...........................     283,962
    1,900    Sony Corp. (Japan)  .............................................     189,134
    3,100    Sony Corp. (ADR)(Japan)  ........................................     315,619
                                                                              -------------
                                                                                 1,400,340
                                                                              -------------
             Drugs (4.0%)
    5,000    Dura Pharmaceuticals, Inc.*  ....................................     194,062
    4,500    Lilly (Eli) & Co.  ..............................................     508,500
    5,000    Medicis Pharmaceutical Corp. (Class A)*  ........................     225,000
      280    Novartis (Switzerland) ..........................................     449,742
    4,400    Pfizer, Inc.  ...................................................     262,350
    3,600    Warner-Lambert Co.  .............................................     502,875
                                                                              -------------
                                                                                 2,142,529
                                                                              -------------
             Energy (5.9%)
    9,000    Baker Hughes, Inc. ..............................................     396,563
    8,000    Cooper Cameron Corp.*  ..........................................     469,000
    2,500    Diamond Offshore Drilling, Inc. .................................     233,125
    5,000    EVI, Inc.*  .....................................................     244,375
    8,000    Falcon Drilling Company, Inc.*  .................................     231,000
   12,000    Halliburton Co.  ................................................     552,000
    5,000    Halter Marine Group, Inc.*  .....................................     153,125
    8,200    Schlumberger, Ltd.  .............................................     626,275
    4,000    Smith International, Inc.*  .....................................     286,750
                                                                              -------------
                                                                                 3,192,213
                                                                              -------------
             Financial-Miscellaneous (7.1%)
      400    Advanta Corp. (Class A)  ........................................      14,400
    7,000    American Express Co. ............................................     586,250
   15,000    Hambrecht & Quist Group*  .......................................     447,188
             Kansas City Southern
    2,000    Industries, Inc.  ...............................................     150,750
    4,000    Legg Mason, Inc.  ...............................................  $  245,750
   16,000    Lehman Brothers Holdings, Inc. ..................................     797,000
    8,000    Merrill Lynch & Co., Inc. .......................................     563,500
    8,000    Paine Webber Group, Inc. ........................................     320,000
    1,000    Price (T.) Rowe Associates, Inc. ................................      54,250
   10,000    Providian Financial Corp.*  .....................................     391,875
    4,500    Salomon, Inc.  ..................................................     285,469
                                                                              -------------
                                                                                 3,856,432
                                                                              -------------
             Healthcare Products & Services (2.9%)
    7,000    HBO & Co.  ......................................................     540,750
   16,000    Health Management Associates, Inc. (Class A)*  ..................     511,000
   20,000    Healthsouth Corp.*  .............................................     530,000
                                                                              -------------
                                                                                 1,581,750
                                                                              -------------
             Insurance (2.3%)
    3,000    Hartford Financial Services Group, Inc.  ........................     261,375
             Marsh & McLennan
    7,000    Companies, Inc.  ................................................     542,063
    5,000    Nationwide Financial Services, Inc. (Class A)  ..................     151,250
    4,000    Travelers Group, Inc. ...........................................     287,750
                                                                              -------------
                                                                                 1,242,438
                                                                              -------------
             Internet (3.0%)
   10,000    America Online, Inc.*  ..........................................     675,000
   10,000    E*TRADE Group, Inc.*  ...........................................     305,000
   10,000    Sterling Commerce, Inc.*  .......................................     376,875
    5,000    Yahoo! Inc.*  ...................................................     281,250
                                                                              -------------
                                                                                 1,638,125
                                                                              -------------
             Media Group (4.1%)
    6,600    Clear Channel Communications, Inc.*  ............................     410,850
             Evergreen Media Corp.
    8,000    (Class A)*  .....................................................     367,000
   10,000    Jacor Communications, Inc.*  ....................................     428,750
   13,200    Outdoor Systems, Inc.*  .........................................     343,200
    2,000    Univision Communications, Inc. (Class A)*  ......................      86,000
   25,000    Westinghouse Electric Corp. .....................................     601,563
                                                                              -------------
                                                                                 2,237,363
                                                                              -------------
             Medical Supplies (2.4%)
    6,000    Boston Scientific Corp.*  .......................................     430,500
    5,500    Guidant Corp.  ..................................................     501,875
    4,000    Medtronic, Inc.  ................................................     349,000
                                                                              -------------
                                                                                 1,281,375
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Retail (5.8%)
    3,000    Barnes & Noble, Inc.*  .......................................... $   150,000
   13,500    Costco Companies Inc.*  .........................................     511,313
   10,000    Dayton-Hudson Corp.  ............................................     646,250
    5,000    Dollar General Corp. ............................................     220,000
   10,000    Family Dollar Stores, Inc.  .....................................     325,625
    6,000    General Nutrition Companies, Inc.*  .............................     171,000
    7,800    Home Depot, Inc.  ...............................................     389,025
    3,000    Ross Stores, Inc.  ..............................................      94,500
   17,000    Wal-Mart Stores, Inc.  ..........................................     638,563
                                                                              -------------
                                                                                 3,146,276
                                                                              -------------
             Semiconductor Equipment (5.7%)
    9,000    Applied Materials, Inc.*  .......................................     826,313
    2,000    ASM Lithography Holding NV (Netherlands)* .......................     162,000
    5,000    CFM Technologies, Inc.*  ........................................     129,375
    1,000    DuPont Photomasks, Inc.* ........................................      50,750
    3,000    Etec Systems, Inc.*  ............................................     160,875
   13,000    KLA-Tencor Corp.*  ..............................................     786,500
    7,000    LAM Research Corp.*  ............................................     370,125
    7,000    PRI Automation, Inc.*  ..........................................     345,625
    5,000    Teradyne, Inc.*  ................................................     233,750
                                                                              -------------
                                                                                 3,065,313
                                                                              -------------
             Semiconductors (9.2%)
    4,000    Altera Corp.  ...................................................     241,000
   17,000    Analog Devices, Inc.*  ..........................................     534,438
   10,000    Burr-Brown Corp.*  ..............................................     348,125
      700    Galileo Technology Ltd. (Israel)* ...............................      16,975
    2,000    Intel Corp.  ....................................................     183,500
    5,000    Lattice Semiconductor Corp.*  ...................................     335,625
    5,000    Linear Technology Corp.  ........................................     333,750
    8,000    Maxim Integrated Products, Inc.* ................................     553,000
    2,500    MEMC Electronic Materials, Inc.* ................................      72,500
    4,000    Micrel, Inc.*  ..................................................     259,000
    9,000    Micron Technology, Inc. *  ......................................     438,188
    6,000    Motorola, Inc.  .................................................     481,875
    6,000    Texas Instruments, Inc. .........................................     690,000
   10,000    Vitesse Semiconductor Corp.*  ...................................     483,750
                                                                              -------------
                                                                                 4,971,726
                                                                              -------------
             Transportation (1.1%)
             Continental Airlines, Inc.
      900    (Class B)*  ..................................................... $    33,525
    4,000    PACCAR, Inc. ....................................................     197,000
    1,400    Ryanair Holdings PLC (ADR)(Ireland)*  ...........................      39,375
    3,000    Teekay Shipping Corp.  ..........................................     104,813
    6,000    US Airways Group, Inc.*  ........................................     229,877
                                                                              -------------
                                                                                   604,590
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $42,913,438)  ..............  52,998,134
                                                                              -------------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS
--------------------------------------------------------------
               SHORT-TERM INVESTMENT (A) (1.7%)
               U.S. GOVERNMENT AGENCY
     $900      Federal Home Loan Mortgage
                Corp. 5.75% due 08/01/97
                (Amortized Cost $900,000)..........    900,000
                                                   -----------
TOTAL INVESTMENTS
(Identified Cost $43,813,438)(b) .          99.4%   53,898,134
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ...................           0.6       316,360
                                         -------- ------------
NET ASSETS........................         100.0%  $54,214,494
                                         ======== ============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,364,753 and the aggregate gross unrealized depreciation is $280,057, resulting in net unrealized appreciation of $10,084,696.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (98.0%)
             Auto Trucks & Parts (2.3%)
    5,000    Miller Industries, Inc.* ........................................  $ 84,375
                                                                              ------------
             Banking (4.8%)
    1,450    State Street Corp. ..............................................    81,291
    1,350    Washington Mutual, Inc. .........................................    93,150
                                                                              ------------
                                                                                 174,441
                                                                              ------------
             Commercial Services (1.4%)
    1,900    Affiliated Computer Services, Inc. (Class A)* ...................    51,537
                                                                              ------------
             Communications -
             Equipment & Software (3.8%)
    1,100    3Com Corp.* .....................................................    60,087
    1,350    Tellabs, Inc.* ..................................................    80,747
                                                                              ------------
                                                                                 140,834
                                                                              ------------
             Computer Services (1.9%)
    1,800    Sterling Commerce, Inc.* ........................................    67,837
                                                                              ------------
             Computer Software (8.9%)
    1,100    Computer Associates International, Inc. .........................    74,869
    2,200    Danka Business Systems PLC (ADR)(United Kingdom) ................   107,525
      800    Electronics for Imaging, Inc.* ..................................    44,000
      450    Microsoft Corp.* ................................................    63,591
      700    Oracle Corp.* ...................................................    38,019
                                                                              ------------
                                                                                 328,004
                                                                              ------------
             Computer - Systems (4.7%)
    2,000    EMC Corp.* ......................................................   101,000
      900    SCI Systems, Inc.* ..............................................    71,494
                                                                              ------------
                                                                                 172,494
                                                                              ------------
             Consumer Business Services (2.6%)
    2,200    AccuStaff, Inc.* ................................................    59,950
    1,000    Service Corp. International .....................................    34,000
                                                                              ------------
                                                                                  93,950
                                                                              ------------
             Drugs (1.4%)
    1,100    Elan Corp. PLC (ADR)(Ireland)* ..................................    52,250
                                                                              ------------
             Electronics (4.2%)
      750    Hadco Corp.* ....................................................    49,406
    1,800    Jabil Circuit, Inc.* ............................................    87,637
      250    Sanmina Corp.* ..................................................    18,344
                                                                              ------------
                                                                                 155,387
                                                                              ------------
             Electronics - Semiconductors/
             Components (1.2%)
      400    Intel Corp. .....................................................    36,700
      150    Photronics, Inc.* ...............................................     8,137
                                                                              ------------
                                                                                  44,837
                                                                              ------------
             Enviromental Control (1.5%)
    1,600    Newpark Resources, Inc.* ........................................  $ 55,300
                                                                              ------------
             Financial - Miscellaneous (11.4%)
    1,600    Green Tree Financial Corp. ......................................    75,400
      700    Household International, Inc. ...................................    90,650
    2,200    MBNA Corp. ......................................................    99,000
    1,300    MGIC Investment Corp. ...........................................    68,331
    1,400    SunAmerica, Inc. ................................................    84,700
                                                                              ------------
                                                                                 418,081
                                                                              ------------
             Healthcare - Diversified (2.2%)
    2,000    Universal Health Services, Inc. (Class B)* ......................    81,250
                                                                              ------------
             Hospital Management (1.5%)
    1,200    Express Scripts, Inc. (Class A)* ................................    53,400
                                                                              ------------
             Household Furnishings & Appliances (3.1%)
    1,200    American Standard Companies, Inc.* ..............................    59,625
    1,000    Ethan Allen Interiors, Inc. .....................................    53,000
                                                                              ------------
                                                                                 112,625
                                                                              ------------
             Life Insurance (1.4%)
    1,300    Providian Financial Corp.* ......................................    50,944
                                                                              ------------
             Manufacturing - Diversified (2.7%)
    1,200    Tyco International Ltd. .........................................    97,200
                                                                              ------------
             Media (2.0%)
    1,200    Clear Channel Communications, Inc.* .............................    74,700
                                                                              ------------
             Oil & Gas Products (0.5%)
      300    Camco International, Inc. .......................................    19,387
                                                                              ------------
             Oil Drilling & Services (9.3%)
    1,450    ENSCO International, Inc.* ......................................    95,881
    2,900    Pride International, Inc.* ......................................    76,669
    1,500    Tidewater, Inc. .................................................    75,750
    2,400    Varco International, Inc.* ......................................    92,850
                                                                              ------------
                                                                                 341,150
                                                                              ------------
             Oil Equipment & Services (4.2%)
    2,400    Falcon Drilling Company, Inc.* ..................................    69,300
    1,200    Smith International, Inc.* ......................................    86,025
                                                                              ------------
                                                                                 155,325
             Pharmaceuticals (2.8%)
    2,300    Medicis Pharmaceutical Corp. (Class A)* .........................   103,500
                                                                              ------------
             Retail - Department Stores (3.7%)
    1,900    Dollar General Corp. ............................................    83,600
      950    Proffitt's, Inc.* ...............................................    50,350
                                                                              ------------
                                                                                 133,950
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             Retail - Drugs Stores (1.7%)
    1,100    Walgreen Co. ....................................................  $ 62,150
                                                                              ------------
             Retail - Food Chains (4.1%)
    2,400    Kroger Co.* .....................................................    70,950
    1,500    Safeway, Inc.* ..................................................    80,438
                                                                              ------------
                                                                                 151,388
                                                                              ------------
             Retail - Specialty (6.0%)
    1,562    Consolidated Stores Corp.* ......................................    62,871
    2,700    General Nutrition Companies, Inc.* ..............................    76,950
    3,200    Staples, Inc.* ..................................................    80,400
                                                                              ------------
                                                                                 220,221
                                                                              ------------
             Utilities - Electric (1.9%)
      900    AES Corp.* ......................................................    71,100
                                                                              ------------
             Utilities - Telephone (0.8%)
      850    Airtouch Communications, Inc.* ..................................    27,997
                                                                              ------------

TOTAL INVESTMENTS
(Identified Cost $2,725,382)(a) .    98.0%   3,595,614
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES...................     2.0       74,032
                                    -----   ----------
NET ASSETS.......................   100.0%  $3,669,646
                                    =====   ==========

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $870,624 and the aggregate gross unrealized depreciation is $392, resulting in net unrealized appreciation of $870,232.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Aerospace (2.7%)
    55,000   Raytheon Co.  ...................................................  $3,073,125
                                                                              --------------
             Aluminum (2.7%)
    35,500   Aluminum Co. of America  ........................................   3,141,750
                                                                              --------------
             Automotive (5.3%)
    84,000   Chrysler Corp.  .................................................   3,118,500
    74,000   Ford Motor Co.  .................................................   3,024,750
                                                                              --------------
                                                                                 6,143,250
                                                                              --------------
             Banks (2.7%)
    43,000   NationsBank Corp.  ..............................................   3,061,062
                                                                              --------------
             Banks - Money Center (2.7%)
    41,000   BankAmerica Corp.  ..............................................   3,095,500
                                                                              --------------
             Beverages - Soft Drinks (2.7%)
    81,000   PepsiCo Inc.  ...................................................   3,103,312
                                                                              --------------
             Chemicals (5.1%)
    44,000   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................   2,945,250
    49,500   Eastman Chemical Co.  ...........................................   2,994,750
                                                                              --------------
                                                                                 5,940,000
                                                                              --------------
             Computers - Systems (2.7%)
    29,000   International Business Machines Corp.  ..........................   3,066,750
                                                                              --------------
             Conglomerates (5.1%)
    31,500   Minnesota Mining & Manufacturing Co.  ...........................   2,984,625
    63,000   Tenneco, Inc.  ..................................................   2,937,375
                                                                              --------------
                                                                                 5,922,000
                                                                              --------------
             Drugs (2.6%)
    38,000   Bristol-Myers Squibb Co.  .......................................   2,980,625
                                                                              --------------
             Drugs & Healthcare (2.7%)  ......................................
    47,000   Abbott Laboratories  ............................................   3,075,562
                                                                              --------------
             Electric - Major (2.6%)
    42,300   General Electric Co.  ...........................................   2,968,931
                                                                              --------------
             Energy (2.6%)
    47,000   Kerr-McGee Corp.  ...............................................   2,943,375
                                                                              --------------
             Foods (5.2%)
    59,800   Quaker Oats Company (The)  ......................................   3,061,012
    13,300   Unilever NV (ADR)(Netherlands)  .................................   2,899,400
                                                                              --------------
                                                                                 5,960,412
                                                                              --------------
             Machinery - Agricultural (2.6%)
    53,600   Deere & Co.  ....................................................   3,048,500
                                                                              --------------
             Manufacturing - Diversified (2.5%)
    39,000   Honeywell, Inc.  ................................................  $2,912,813
                                                                              --------------
             Metals - Miscellaneous (2.5%)
    34,000   Phelps Dodge Corp.  .............................................   2,892,125
                                                                              --------------
             Natural Gas (2.6%)
    78,000   Enron Corp.  ....................................................   2,959,125
                                                                              --------------
             Office Equipment (2.7%)
    41,000   Pitney Bowes, Inc.  .............................................   3,080,125
                                                                              --------------
             Oil - Domestic (5.3%)
    32,000   Amoco Corp.  ....................................................   3,008,000
    59,000   Ashland, Inc.  ..................................................   3,134,375
                                                                              --------------
                                                                                 6,142,375
                                                                              --------------
             Oil Integrated - International (2.7%)
    48,200   Exxon Corp.  ....................................................   3,096,850
                                                                              --------------
             Paper & Forest Products (2.7%)
    51,000   Weyerhaeuser Co.  ...............................................   3,174,750
                                                                              --------------
             Photography (2.6%)
    45,500   Eastman Kodak Co.  ..............................................   3,048,500
                                                                              --------------
             Railroads (2.8%)
    51,500   CSX Corp.  ......................................................   3,180,125
                                                                              --------------
             Retail - Department Stores (2.6%)
    54,000   May Department Stores Co.  ......................................   3,017,250
                                                                              --------------
             Retail - Food Chains (2.6%)
   120,600   American Stores Co.  ............................................   3,045,150
                                                                              --------------
             Steel (2.5%)
    83,000   Timken Co.  .....................................................   2,920,563
                                                                              --------------
             Telecommunications (5.3%)
    41,000   Bell Atlantic Corp.  ............................................   2,975,063
    63,000   Sprint Corp.  ...................................................   3,118,500
                                                                              --------------
                                                                                 6,093,563
                                                                              --------------
             Tobacco (2.6%)
    67,000   Philip Morris Companies, Inc.  ..................................   3,023,375
                                                                              --------------
             Utilities - Electric (8.0%)
   142,000   Houston Industries, Inc.  .......................................   2,973,125
    82,800   New England Electric System  ....................................   3,089,475
   139,000   Unicom Corp.  ...................................................   3,153,563
                                                                              --------------
                                                                                 9,216,163
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $86,532,718)  .................................. 115,327,006
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.7%)
             REPURCHASE AGREEMENT
             The Bank of New York 5.75%  due 08/01/97 (dated 07/31/97;
      $757   proceeds $757,142)(a)  (Identified Cost $757,021)  .............   $ 757,021
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $87,289,739)(b)  .   100.7 %  116,084,027
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................    (0.7)      (772,518)
                                    -------- -------------
NET ASSETS ........................   100.0 % $115,311,509
                                    ======== =============

------------
ADR     American Depository Receipt.
(a) Collateralized by $244,167 Federal National Mortgage Association 9.55% due 11/10/97 valued at $252,039, $400,000 Federal National
        Mortgage Association 7.37% due 04/14/04 valued at $414,359 and $99,269 Federal National Mortgage Association 7.50% due 04/16/07 valued at $105,764.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,069,461 and the aggregate gross unrealized depreciation is $275,173, resulting in net unrealized appreciation of $28,794,288.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Natural Gas (19.1%)
    5,000    American Water Works Company, Inc.  ............................. $  108,437
    3,500    Brooklyn Union Gas Co. ..........................................    105,219
    4,500    Calpine Corp.* ..................................................     88,875
    3,500    Enron Corp. .....................................................    132,781
    5,000    MCN Corp.  ......................................................    158,437
    2,000    Mobil Corp. .....................................................    153,000
    3,000    Pacific Enterprises .............................................    100,312
    4,000    Williams Companies, Inc. ........................................    183,000
                                                                              -----------
                                                                                1,030,061
                                                                              -----------
             Telecommunications (29.1%)
    3,000    Alltel Corp. ....................................................     98,625
    3,000    AT&T Corp.  .....................................................    110,438
    3,000    BellSouth Corp.  ................................................    142,125
    3,500    Cable & Wireless PLC (ADR)(United Kingdom) ......................    105,219
    2,500    Compania de Telefonos de Chile S.A. (ADR)(Chile) ................     82,344
             Grupo Iusacell S.A. de C.V.
    7,000    (Series L)(ADR)(Mexico)* ........................................    131,688
    3,000    GTE Corp. .......................................................    139,500
    2,000    Nokia Corp. (ADR)(Finland)* .....................................    171,250
    3,000    Sprint Corp. ....................................................    148,500
    3,000    Teleport Communications Group Inc. (Class A)* ...................    118,125
    2,500    Vodafone Group PLC (ADR)(United Kingdom) ........................    126,250
    5,500    WorldCom, Inc.* .................................................    192,156
                                                                              -----------
                                                                                1,566,220
                                                                              -----------
             Utilities - Electric (51.8%)
    2,000    AES Corp.* ......................................................    158,000
    3,000    American Electric Power Co. .....................................    134,250
    4,000    CILCORP, Inc.  ..................................................    167,750
    4,000    CINergy Corp.  ..................................................    134,500
    4,000    CMS Energy Corp.  ...............................................    148,000
    5,000    DPL, Inc.  ......................................................    123,125
    4,050    DQE, Inc.  ......................................................    127,828
    3,000    Duke Energy Corp. ...............................................    152,063
    5,000    Edison International  ...........................................    126,250
    4,000    Florida Progress Corp.  .........................................    128,750
    4,000    General Public Utilities Corp.  .................................    138,750
    6,000    MDU Resources Group, Inc.  ......................................    142,500
    3,000    NIPSCO Industries, Inc. .........................................    126,375
    5,500    PacifiCorp ......................................................    122,719
    4,500    Pinnacle West Capital Corp.  ....................................    142,031
    4,000    Public Service Company of Colorado .............................. $  166,500
    4,500    Sierra Pacific Resources ........................................    143,719
    6,000    Teco Energy, Inc.  ..............................................    152,250
    4,000    Utilicorp United, Inc. ..........................................    119,250
    4,000    Western Resources, Inc. .........................................    138,500
                                                                              -----------
                                                                                2,793,110
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $4,358,265) ....................................  5,389,391
                                                                              -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCY (a)(2.8%)
             Federal National Mortgage Assoc. 5.48% due 08/04/97
    $150     (Amortized Cost $149,931) .......................................    149,931
                                                                              -----------
             REPURCHASE AGREEMENT (2.4%)
             The Bank of New York
             5.75% due 08/01/97 (dated 07/31/97; proceeds $132,571)(b)
      133    (Identified Cost $132,550) ......................................    132,550
                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $282,481) ......................................    282,481
                                                                              -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,640,746)
(C) .............  .............   105.2%    5,671,872
LIABILITIES IN EXCESS OF OTHER
 ASSETS........................     (5.2)     (280,644)
                                   -----   -----------
NET ASSETS.....................    100.0%  $ 5,391,228
                                   =====   ===========

--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $30,477 U.S. Treasury Note 6.25% due 05/31/99 valued at $31,043 and $99,095 U.S. Treasury Note 7.125% due 09/30/99
        valued at $104,158.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,034,626 and the aggregate gross unrealized depreciation is $3,500, resulting in net unrealized appreciation of $1,031,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.4%)
             Aerospace & Defense (1.0%)
      750    Boeing Co.  .....................................................  $   44,109
      550    General Dynamics Corp.  .........................................      48,675
      450    Lockheed Martin Corp.  ..........................................      47,925
      550    McDonnell Douglas Corp.  ........................................      42,075
      450    Northrop Grumman Corp.  .........................................      51,806
                                                                              -------------
                                                                                   234,590
                                                                              -------------
             Agriculture Related (0.2%)
      600    Pioneer Hi-Bred International, Inc. .............................      44,400
                                                                              -------------
             Air Freight (0.2%)
      800    Federal Express Corp.* ..........................................      51,650
                                                                              -------------
             Airlines (0.8%)
      450    AMR Corp.* ......................................................      48,403
      450    Delta Air Lines, Inc.  ..........................................      39,994
    1,550    Southwest Airlines Co.  .........................................      45,241
    1,300    US Airways Group, Inc.* .........................................      49,806
                                                                              -------------
                                                                                   183,444
                                                                              -------------
             Aluminum (0.6%)
    1,100    Alcan Aluminum Ltd. (Canada) ....................................      43,106
      600    Aluminum Co. of America .........................................      53,100
      550    Reynolds Metals Co.  ............................................      42,900
                                                                              -------------
                                                                                   139,106
                                                                              -------------
             Auto Parts - After Market (1.5%)
    1,850    Cooper Tire & Rubber Co.  .......................................      46,134
    1,150    Dana Corp.  .....................................................      52,253
    1,250    Echlin, Inc.  ...................................................      46,328
    1,275    Genuine Parts Co.  ..............................................      41,597
      750    Goodyear Tire & Rubber Co.  .....................................      48,422
    1,500    ITT Industries, Inc.  ...........................................      42,469
    1,000    Snap-On, Inc.  ..................................................      41,250
      800    TRW, Inc.  ......................................................      46,800
                                                                              -------------
                                                                                   365,253
                                                                              -------------
             Auto Trucks & Parts (0.6%)
      650    Cummins Engine Co., Inc.  .......................................      51,025
    2,500    Navistar International Corp.* ...................................      51,562
    1,050    PACCAR, Inc.  ...................................................      51,712
                                                                              -------------
                                                                                   154,299
                                                                              -------------
             Automobiles (0.6%)
    1,100    Chrysler Corp.  .................................................      40,837
    1,100    Ford Motor Co.  .................................................      44,962
      800    General Motors Corp.  ...........................................      49,500
                                                                              -------------
                                                                                   135,299
                                                                              -------------
             Banks - Money Center (1.2%)
      700    BankAmerica Corp.  ..............................................  $   52,850
      450    Bankers Trust New York Corp.  ...................................      45,534
      400    Chase Manhattan Corp.  ..........................................      45,425
      350    Citicorp ........................................................      47,512
      650    First Chicago NBD Corp.  ........................................      49,319
      400    Morgan (J.P.) & Co., Inc.  ......................................      46,350
                                                                              -------------
                                                                                   286,990
                                                                              -------------
             Banks - Regional (4.4%)
      950    Banc One Corp.  .................................................      53,319
    1,100    Bank of New York Co., Inc.  .....................................      53,419
      550    BankBoston Corp.  ...............................................      46,716
      900    Barnett Banks, Inc.  ............................................      51,244
      600    Comerica, Inc.  .................................................      45,375
      700    CoreStates Financial Corp.  .....................................      43,181
      825    Fifth Third Bancorp .............................................      52,078
      550    First Bank System, Inc.  ........................................      48,950
      450    First Union Corp.  ..............................................      45,647
      700    Fleet Financial Group, Inc.  ....................................      47,512
      700    KeyCorp .........................................................      43,531
    1,000    Mellon Bank Corp.  ..............................................      50,437
      750    National City Corp.  ............................................      44,625
      700    NationsBank Corp.  ..............................................      49,831
      750    Norwest Corp.  ..................................................      47,297
      900    PNC Bank Corp.  .................................................      41,175
      450    Republic New York Corp.  ........................................      51,975
      700    SunTrust Banks, Inc.  ...........................................      44,931
      750    U.S. Bancorp ....................................................      49,969
      700    Wachovia Corp.  .................................................      45,150
      800    Washington Mutual, Inc.  ........................................      55,200
      150    Wells Fargo & Co.  ..............................................      41,241
                                                                              -------------
                                                                                 1,052,803
                                                                              -------------
             Beverages - Alcoholic (0.7%)
    1,100    Anheuser-Busch Companies, Inc.  .................................      47,231
      800    Brown-Forman Corp. (Class B) ....................................      39,000
    1,650    Coors (Adolph) Co.  .............................................      51,872
    1,100    Seagram Co. Ltd. (Canada) .......................................      42,144
                                                                              -------------
                                                                                   180,247
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
      650    Coca Cola Co.  ..................................................      45,012
    1,150    PepsiCo, Inc.  ..................................................      44,059
    1,700    Whitman Corp.  ..................................................      42,925
                                                                              -------------
                                                                                   131,996
                                                                              -------------
             Biotechnology (0.2%)
     700     Amgen, Inc.* ....................................................      41,125
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Broadcast Media (0.6%)
    2,200    Comcast Corp. (Class A Special) .................................   $ 49,637
             Tele-Communications, Inc.
    3,100    (Class A)* ......................................................     52,894
    2,200    U.S. West Media Group* ..........................................     48,537
                                                                              -------------
                                                                                  151,068
                                                                              -------------
             Brokerage (0.2%)
    1,000    Schwab (Charles) Corp.  .........................................     46,812
                                                                              -------------
             Building Materials (0.7%)
      600    Armstrong World Industries, Inc.  ...............................     44,287
    1,000    Masco Corp.  ....................................................     46,875
    1,000    Owens-Corning ...................................................     42,062
    1,300    Sherwin-Williams Co.  ...........................................     41,681
                                                                              -------------
                                                                                  174,905
                                                                              -------------
             Business Services (0.2%)
    1,200    Cognizant Corp.  ................................................     51,150
                                                                              -------------
             Chemicals (1.5%)
      550    Air Products & Chemicals, Inc.  .................................     48,503
      450    Dow Chemical Co.  ...............................................     42,750
      700    Du Pont (E.I.) De Nemours & Co., Inc.  ..........................     46,856
      750    Eastman Chemical Co.  ...........................................     45,375
      900    Monsanto Co.  ...................................................     44,831
      800    Praxair, Inc.  ..................................................     44,100
      450    Rohm & Haas Co.  ................................................     44,100
      750    Union Carbide Corp.  ............................................     41,531
                                                                              -------------
                                                                                  358,046
                                                                              -------------
             Chemicals - Diversified (0.9%)
    1,100    Avery Dennison Corp.  ...........................................     48,537
    1,800    Engelhard Corp.  ................................................     38,700
      550    FMC Corp.* ......................................................     47,162
      950    Goodrich (B.F.) Co.  ............................................     42,928
      700    PPG Industries, Inc.  ...........................................     44,800
                                                                              -------------
                                                                                  222,127
                                                                              -------------
             Chemicals - Specialty (1.5%)
    1,000    Ecolab, Inc.  ...................................................     46,687
      750    Grace (W. R.) & Co.  ............................................     46,125
      850    Great Lakes Chemical Corp.  .....................................     42,553
      850    Hercules, Inc.  .................................................     45,156
      800    International Flavors & Fragrances Inc.  ........................     42,450
    1,300    Morton International, Inc.  .....................................     43,469
    1,050    Nalco Chemical Co.  .............................................     42,853
    1,200    Sigma-Aldrich Corp.  ............................................     41,250
                                                                              -------------
                                                                                  350,543
                                                                              -------------
             Communications -
             Equipment/Manufacturers (1.2%)
    1,500    Andrew Corp.* ...................................................   $ 39,094
    1,650    DSC Communications Corp.* .......................................     48,572
    2,200    NextLevel Systems, Inc.* ........................................     43,862
      500    Northern Telecom Ltd. (Canada) ..................................     52,281
    2,300    Scientific-Atlanta, Inc.  .......................................     48,300
      800    Tellabs, Inc.* ..................................................     47,850
                                                                              -------------
                                                                                  279,959
                                                                              -------------
             Communications Equipment (0.6%)
      500    Harris Corp.  ...................................................     43,437
      600    Lucent Technologies Inc.  .......................................     50,962
      650    Motorola, Inc.  .................................................     52,203
                                                                              -------------
                                                                                  146,602
                                                                              -------------
             Computer Software & Services (3.0%)
      900    3Com Corp.* .....................................................     49,162
    1,200    Adobe Systems, Inc.  ............................................     44,850
    1,200    Autodesk, Inc.  .................................................     50,850
      900    Automatic Data Processing, Inc.  ................................     44,550
    1,650    Bay Networks, Inc.* .............................................     50,325
    1,400    Cabletron Systems, Inc.* ........................................     47,425
    1,000    Ceridian Corp.* .................................................     43,750
      650    Cisco Systems, Inc.* ............................................     51,634
      750    Computer Associates International, Inc.  ........................     51,047
      600    Computer Sciences Corp.* ........................................     48,862
      350    Microsoft Corp.* ................................................     49,459
       10    Netscape Communications Corp.* ..................................        380
    5,200    Novell, Inc.* ...................................................     39,325
      950    Oracle Corp.* ...................................................     51,597
      900    Parametric Technology Corp.* ....................................     44,100
    5,800    Unisys Corp.* ...................................................     55,825
                                                                              -------------
                                                                                  723,141
                                                                              -------------
             Computers - Peripheral Equipment (0.4%)
    1,050    EMC Corp.* ......................................................     53,025
    1,000    Seagate Technology, Inc.* .......................................     41,062
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Computers - Systems (2.5%)
    4,400    Amdahl Corp.* ...................................................     51,975
    2,500    Apple Computer, Inc.* ...........................................     43,594
      950    COMPAQ Computer Corp.* ..........................................     54,269
    1,750    Data General Corp.* .............................................     52,828
      600    Dell Computer Corp.* ............................................     51,300
    1,100    Digital Equipment Corp.* ........................................     45,306
      700    Hewlett-Packard Co.  ............................................     49,044

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      500    International Business Machines Corp.  ..........................   $ 52,875
      800    Shared Medical Systems Corp.  ...................................     43,100
    2,150    Silicon Graphics, Inc.* .........................................     53,750
    1,150    Sun Microsystems, Inc.* .........................................     52,541
    1,700    Tandem Computers Inc.* ..........................................     49,937
                                                                              -------------
                                                                                  600,519
                                                                              -------------
             Containers - Metal & Glass (0.4%)
    1,400    Ball Corp.  .....................................................     41,650
      900    Crown Cork & Seal Co., Inc.  ....................................     45,506
                                                                              -------------
                                                                                   87,156
                                                                              -------------
             Containers - Paper (0.7%)
      900    Bemis Company, Inc.  ............................................     41,344
    3,200    Stone Container Corp.  ..........................................     53,200
      600    Temple-Inland, Inc.  ............................................     40,387
      700    Union Camp Corp.  ...............................................     40,994
                                                                              -------------
                                                                                  175,925
                                                                              -------------
             Cosmetics (0.6%)
    1,600    Alberto-Culver Co. (Class B) ....................................     44,900
      600    Avon Products, Inc.  ............................................     43,537
      450    Gillette Co.  ...................................................     44,550
                                                                              -------------
                                                                                  132,987
                                                                              -------------
             Data Processing (0.4%)
    1,200    Equifax, Inc.  ..................................................     40,725
    1,000    First Data Corp.  ...............................................     43,625
                                                                              -------------
                                                                                   84,350
                                                                              -------------
             Distributors - Consumer Products (0.7%)
      700    Cardinal Health, Inc.  ..........................................     43,575
    2,400    Fleming Companies., Inc.  .......................................     38,250
    1,300    Supervalu, Inc.  ................................................     52,650
    1,150    Sysco Corp.  ....................................................     42,909
                                                                              -------------
                                                                                  177,384
                                                                              -------------
             Electrical Equipment (1.8%)
    1,000    AMP, Inc.  ......................................................     52,250
      700    Emerson Electric Co.  ...........................................     41,300
      700    General Electric Co.  ...........................................     49,131
      950    General Signal Corp.  ...........................................     46,728
      550    Honeywell, Inc.  ................................................     41,078
      550    Raychem Corp.  ..................................................     53,350
      700    Rockwell International Corp.  ...................................     45,937
      800    Thomas & Betts Corp.  ...........................................     45,700
    1,950    Westinghouse Electric Corp.  ....................................     46,922
                                                                              -------------
                                                                                  422,396
                                                                              -------------
             Electronic Components (0.2%)
      500    Grainger (W.W.), Inc.  ..........................................   $ 48,000
                                                                              -------------
             Electronics - Defense (0.2%)
      850    Raytheon Co.  ...................................................     47,494
                                                                              -------------
             Electronics - Instrumentation (0.6%)
    2,200    EG & G, Inc.  ...................................................     45,100
      550    Perkin-Elmer Corp.  .............................................     44,894
      750    Tektronix, Inc.  ................................................     46,312
                                                                              -------------
                                                                                  136,306
                                                                              -------------
             Electronics - Semiconductors (1.2%)
    1,300    Advanced Micro Devices, Inc.* ...................................     45,581
      500    Intel Corp.  ....................................................     45,875
    1,500    LSI Logic Corp.* ................................................     47,344
    1,150    Micron Technology, Inc.  ........................................     55,991
    1,500    National Semiconductor Corp.* ...................................     47,250
      450    Texas Instruments, Inc.  ........................................     51,750
                                                                              -------------
                                                                                  293,791
                                                                              -------------
             Engineering & Construction (0.6%)
      700    Fluor Corp.  ....................................................     43,050
      950    Foster Wheeler Corp.  ...........................................     42,156
    1,700    McDermott International, Inc.  ..................................     51,956
                                                                              -------------
                                                                                  137,162
                                                                              -------------
             Entertainment (0.7%)
    1,100    King World Productions, Inc.* ...................................     44,412
      850    Time Warner, Inc.  ..............................................     46,378
    1,400    Viacom, Inc. (Class B)* .........................................     43,225
      500    Walt Disney Co.  ................................................     40,406
                                                                              -------------
                                                                                  174,421
                                                                              -------------
             Entertainment, Gaming & Lodging (0.2%)
    2,400    Harrah's Entertainment, Inc.* ...................................     49,200
                                                                              -------------
             Finance - Consumer (1.0%)
      600    Beneficial Corp.  ...............................................     43,500
    1,400    Countrywide Credit Industries, Inc.  ............................     49,350
    1,100    Green Tree Financial Corp.  .....................................     51,837
      400    Household International, Inc.  ..................................     51,800
    1,150    MBNA Corp.  .....................................................     51,750
                                                                              -------------
                                                                                  248,237
                                                                              -------------
             Finance - Diversified (1.8%)
      600    American Express Co.  ...........................................     50,250
      950    American General Corp.  .........................................     50,587
      900    Fannie Mae ......................................................     42,581
    1,200    Freddie Mac .....................................................     43,275
      400    MBIA Inc.  ......................................................     47,200

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      900    MGIC Investment Corp.  ..........................................   $ 47,306
    1,050    Morgan Stanley, Dean Witter, Discover & Co. (Note 3) ............     54,928
      700    SunAmerica, Inc.  ...............................................     42,350
      500    Transamerica Corp.  .............................................     50,437
                                                                              -------------
                                                                                  428,914
                                                                              -------------
             Foods (2.4%)
    2,100    Archer-Daniels-Midland Co.  .....................................     47,250
      800    Campbell Soup Co.  ..............................................     41,500
      700    ConAgra, Inc.  ..................................................     49,219
      500    CPC International, Inc.  ........................................     47,969
      600    General Mills, Inc.  ............................................     41,475
      900    Heinz (H.J.) Co.  ...............................................     41,569
      750    Hershey Foods Corp.  ............................................     41,437
      500    Kellogg Co.  ....................................................     45,937
      900    Quaker Oats Company (The) .......................................     46,069
      500    Ralston-Ralston Purina Group ....................................     45,125
      900    Sara Lee Corp.  .................................................     39,431
      200    Unilever NV (ADR)(Netherlands) ..................................     43,600
      600    Wrigley (Wm.) Jr. Co. (Class A) .................................     46,162
                                                                              -------------
                                                                                  576,743
                                                                              -------------
             Hardware & Tools (0.4%)
    1,200    Black & Decker Corp.  ...........................................     50,550
    1,100    Stanley Works ...................................................     49,844
                                                                              -------------
                                                                                  100,394
                                                                              -------------
             Healthcare - Diversified (1.6%)
      650    Abbott Laboratories .............................................     42,534
    1,400    Allergan, Inc.  .................................................     44,712
      600    American Home Products Corp.  ...................................     49,462
      600    Bristol-Myers Squibb Co.  .......................................     47,062
    1,800    Healthsouth Corp.* ..............................................     47,700
      700    Johnson & Johnson ...............................................     43,619
    1,300    Mallinckrodt Group, Inc.  .......................................     45,500
      380    Warner-Lambert Co.  .............................................     53,081
                                                                              -------------
                                                                                  373,670
                                                                              -------------
             Healthcare - Drugs (1.0%)
      450    Lilly (Eli) & Co.  ..............................................     50,850
      450    Merck & Co., Inc.  ..............................................     46,772
      800    Pfizer, Inc.  ...................................................     47,700
    1,200    Pharmacia & Upjohn, Inc.  .......................................     45,300
    1,000    Schering-Plough Corp.  ..........................................     54,562
                                                                              -------------
                                                                                  245,184
                                                                              -------------
             Healthcare - Miscellaneous (0.4%)
    2,900    Beverly Enterprises, Inc.* ......................................   $ 44,587
    1,500    Manor Care, Inc.  ...............................................     49,500
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Healthcare HMOs (0.4%)
    1,950    Humana, Inc.* ...................................................     47,531
      850    United Healthcare Corp.  ........................................     48,450
                                                                              -------------
                                                                                   95,981
                                                                              -------------
             Healthcare Services (0.2%)
    1,450    Alza Corp.* .....................................................     46,853
                                                                              -------------
             Home Building (0.8%)
      950    Centex Corp.  ...................................................     52,962
    1,450    Fleetwood Enterprises, Inc.  ....................................     47,034
    2,450    Kaufman & Broad Home Corp.  .....................................     52,369
    1,200    Pulte Corp.  ....................................................     48,975
                                                                              -------------
                                                                                  201,340
                                                                              -------------
             Hospital Management (0.4%)
    1,300    Columbia/HCA Healthcare Corp.  ..................................     41,925
    1,600    Tenet Healthcare Corp.* .........................................     47,900
                                                                              -------------
                                                                                   89,825
                                                                              -------------
             Hotels/Motels (0.8%)
      700    HFS, Inc.* ......................................................     40,775
    1,400    Hilton Hotels Corp.  ............................................     44,012
      750    ITT Corp.* ......................................................     47,953
      750    Marriot International, Inc.  ....................................     51,562
                                                                              -------------
                                                                                  184,302
                                                                              -------------
             Household Furnishings & Appliances (0.4%)
    1,800    Maytag Corp.  ...................................................     52,537
      900    Whirlpool Corp.  ................................................     45,000
                                                                              -------------
                                                                                   97,537
                                                                              -------------
             Household Products (0.8%)
      340    Clorox Co.  .....................................................     47,472
      700    Colgate-Palmolive Co.  ..........................................     53,025
      900    Kimberly-Clark Corp.  ...........................................     45,619
      300    Procter & Gamble Co.  ...........................................     45,637
                                                                              -------------
                                                                                  191,753
                                                                              -------------
             Housewares (0.6%)
    1,200    Newell Co.  .....................................................     50,325
    1,600    Rubbermaid, Inc.  ...............................................     41,700
    1,300    Tupperware Corp.  ...............................................     45,175
                                                                              -------------
                                                                                  137,200
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Insurance Brokers (0.4%)
      825    Aon Corp.  ......................................................   $ 46,200
      700    Marsh & McLennan Cos., Inc.  ....................................     54,206
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Investment Banking/Brokerage (0.4%)
      750    Merrill Lynch & Co., Inc.  ......................................     52,828
      750    Salomon, Inc.  ..................................................     47,578
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Leisure Time (0.2%)
    1,350    Brunswick Corp.  ................................................     43,537
                                                                              -------------
             Life Insurance (1.2%)
      450    Aetna Inc.  .....................................................     51,272
    1,000    Conseco, Inc.  ..................................................     40,750
      600    Jefferson-Pilot Corp.  ..........................................     42,637
    1,100    Providian Financial Corp.* ......................................     43,106
      650    Torchmark Corp.  ................................................     51,756
    1,100    UNUM Corp.  .....................................................     48,950
                                                                              -------------
                                                                                  278,471
                                                                              -------------
             Machine Tools (0.2%)
    2,100    Giddings & Lewis, Inc.  .........................................     43,706
                                                                              -------------
             Machinery -Diversified (2.3%)
      800    Briggs & Stratton Corp.  ........................................     40,550
      650    Case Corp.  .....................................................     40,584
      900    Caterpillar, Inc.  ..............................................     50,400
    1,700    Cincinnati Milacron, Inc.  ......................................     47,600
      800    Cooper Industries, Inc.  ........................................     44,450
      800    Deere & Co.  ....................................................     45,500
      700    Dover Corp.  ....................................................     49,962
    1,100    Harnischfeger Industries, Inc.  .................................     47,437
      750    Ingersoll-Rand Co.  .............................................     51,047
      650    NACCO Industries, Inc. (Class A) ................................     45,094
    1,200    Thermo Electron Corp.* ..........................................     41,025
    1,400    Timken Co.  .....................................................     49,262
                                                                              -------------
                                                                                  552,911
                                                                              -------------
             Manufacturing - Diversified (3.2%)
      950    Aeroquip-Vickers, Inc.  .........................................     52,072
      500    AlliedSignal, Inc.  .............................................     46,125
      850    Corning, Inc.  ..................................................     52,541
    1,150    Crane Co.  ......................................................     52,253
      550    Eaton Corp.  ....................................................     49,672
      900    Illinois Tool Works, Inc.  ......................................     46,688
      900    Johnson Controls, Inc.  .........................................     40,331
      900    Millipore Corp.  ................................................     39,769
             Minnesota Mining &
      450    Manufacturing Co.  ..............................................     42,638
      900    National Service Industries, Inc.  ..............................   $ 44,381
    1,700    Pall Corp.  .....................................................     42,713
      800    Parker-Hannifin Corp.  ..........................................     51,500
    1,000    Tenneco, Inc.  ..................................................     46,625
      700    Textron Inc.  ...................................................     49,044
      650    Tyco International Ltd. .........................................     52,650
      500    United Technologies Corp.  ......................................     42,281
                                                                              -------------
                                                                                  751,283
                                                                              -------------
             Medical Products & Supplies (2.0%)
    1,300    Bard (C.R.), Inc.  ..............................................     48,913
    1,000    Bausch & Lomb, Inc.  ............................................     42,563
      800    Baxter International, Inc.  .....................................     46,250
      800    Becton, Dickinson & Co.  ........................................     42,900
    2,500    Biomet, Inc.  ...................................................     49,844
      700    Boston Scientific Corp.* ........................................     50,225
      600    Guidant Corp.  ..................................................     54,750
      500    Medtronic, Inc.  ................................................     43,625
    1,200    St. Jude Medical, Inc.* .........................................     48,975
    1,200    United States Surgical Corp.  ...................................     44,550
                                                                              -------------
                                                                                  472,595
                                                                              -------------
             Metals & Mining (1.5%)
    1,350    ASARCO, Inc.  ...................................................     45,900
    2,000    Barrick Gold Corp. (Canada) .....................................     45,625
    7,300    Battle Mountain Gold Co.  .......................................     40,606
    1,850    Cyprus Amax Minerals Co.  .......................................     46,944
    7,800    Echo Bay Mines Ltd. (Canada) ....................................     39,000
    2,900    Homestake Mining Co.  ...........................................     40,056
    1,300    Newmont Mining Corp.  ...........................................     53,625
    2,600    Placer Dome Inc. (Canada) .......................................     44,200
                                                                              -------------
                                                                                  355,956
                                                                              -------------
             Metals - Miscellaneous (0.5%)
    1,400    Freeport-McMoran Copper & Gold, Inc. (Class B) ..................     40,950
    1,400    Inco Ltd. (Canada) ..............................................     43,313
      500    Phelps Dodge Corp.  .............................................     42,531
                                                                              -------------
                                                                                  126,794
                                                                              -------------
             Miscellaneous (0.4%)
    1,350    American Greetings Corp. (Class A) ..............................     45,056
    1,800    Jostens, Inc.  ..................................................     46,468
                                                                              -------------
                                                                                   91,524
                                                                              -------------
             Multi-Line Insurance (1.2%)
      450    American International Group, Inc. ..............................     47,925
      250    CIGNA Corp.  ....................................................     49,875
      550    Hartford Financial Services Group, Inc. .........................     47,919

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      650    Lincoln National Corp.  .........................................   $ 46,231
      400    Loews Corp.  ....................................................     43,250
      700    Travelers Group, Inc.  ..........................................     50,356
                                                                              -------------
                                                                                  285,556
                                                                              -------------
             Natural Gas (0.3%)
      600    Anardarko Petroleum Corp.  ......................................     41,925
    1,100    Apache Corp.  ...................................................     38,775
                                                                              -------------
                                                                                   80,700
                                                                              -------------
             Office Equipment & Supplies (0.6%)
    1,600    Ikon Office Solutions, Inc.  ....................................     46,700
    2,100    Moore Corp. Ltd. (Canada) .......................................     45,544
      600    Pitney Bowes, Inc.  .............................................     45,075
                                                                              -------------
                                                                                  137,319
                                                                              -------------
             Oil & Gas Drilling (1.5%)
      950    Baker Hughes, Inc.  .............................................     41,859
    1,250    Dresser Industries, Inc.  .......................................     52,188
    1,100    Halliburton Co.  ................................................     50,600
      700    Helmerich & Payne, Inc.  ........................................     47,119
    1,600    Rowan Cos., Inc.* ...............................................     52,600
      700    Schlumberger, Ltd. ..............................................     53,463
      600    Western Atlas, Inc.* ............................................     47,738
                                                                              -------------
                                                                                  345,567
                                                                              -------------
             Oil & Gas Exploration (0.9%)
      900    Burlington Resources, Inc.  .....................................     42,525
      650    Kerr-McGee Corp.  ...............................................     40,706
      680    Louisiana Land & Exploration Co. ................................     48,025
    1,700    Oryx Energy Co.* ................................................     41,969
    1,600    Union Pacific Resources Group, Inc. .............................     39,500
                                                                              -------------
                                                                                  212,725
                                                                              -------------
             Oil - Domestic Integrated (1.5%)
      750    Amerada Hess Corp.  .............................................     44,109
      900    Ashland, Inc.  ..................................................     47,826
    1,700    Occidental Petroleum Corp.  .....................................     42,606
      650    Pennzoil Co.  ...................................................     50,781
    1,000    Phillips Petroleum Co.  .........................................     46,063
    1,300    Sun Co., Inc.  ..................................................     46,556
    1,050    Unocal Corp.  ...................................................     42,000
    1,450    USX-Marathon Group ..............................................     46,672
                                                                              -------------
                                                                                  366,613
                                                                              -------------
             Oil - International Integrated (1.3%)
      450    Amoco Corp.  ....................................................     42,300
      600    Atlantic Richfield Co.  .........................................     44,888
      550    Chevron Corp.  ..................................................     43,519
      700    Exxon Corp.  ....................................................     44,975
      600    Mobil Corp.  ....................................................     45,900
      800    Royal Dutch Petroleum Co. (Netherlands) .........................   $ 44,750
      350    Texaco, Inc.  ...................................................     40,622
                                                                              -------------
                                                                                  306,954
                                                                              -------------
             Paper & Forest Products (2.1%)
    1,200    Boise Cascade Corp.  ............................................     44,475
      800    Champion International Corp.  ...................................     49,600
      500    Georgia-Pacific Corp.  ..........................................     47,219
      900    International Paper Co.  ........................................     50,400
    1,100    James River Corp. of Virginia ...................................     45,306
    1,800    Louisiana-Pacific Corp.  ........................................     41,288
      600    Mead Corp.  .....................................................     43,200
      900    Potlatch Corp.  .................................................     43,031
    1,200    Westvaco Corp.  .................................................     40,125
      800    Weyerhaeuser Co.  ...............................................     49,800
      550    Willamette Industries, Inc.  ....................................     41,903
                                                                              -------------
                                                                                  496,347
                                                                              -------------
             Photography/Imaging (0.6%)
      700    Eastman Kodak Co.  ..............................................     46,900
      850    Polaroid Corp.  .................................................     50,575
      650    Xerox Corp.  ....................................................     53,463
                                                                              -------------
                                                                                  150,938
                                                                              -------------
             Pollution Control (0.2%)
    1,300    Waste Management Inc.  ..........................................     41,600
                                                                              -------------
             Property - Casualty Insurance (1.2%)
      600    Allstate Corp.  .................................................     47,400
      700    Chubb Corp.  ....................................................     49,350
      250    General Re Corp.  ...............................................     52,219
      900    Safeco Corp.  ...................................................     43,088
      600    St. Paul Companies, Inc.  .......................................     47,063
    1,800    USF&G Corp.  ....................................................     44,213
                                                                              -------------
                                                                                  283,333
                                                                              -------------
             Publishing (0.9%)
      950    Dow Jones & Co., Inc.  ..........................................     41,028
    1,500    Dun & Bradstreet Corp.  .........................................     40,500
      700    McGraw-Hill, Inc.  ..............................................     47,469
    1,600    Meredith Corp.  .................................................     44,300
      750    Times Mirror Co. (Class A) ......................................     40,969
                                                                              -------------
                                                                                  214,266
                                                                              -------------
             Publishing -Newspaper (0.8%)
      450    Gannett Co., Inc.  ..............................................     44,691
      900    Knight-Ridder Newspapers, Inc.  .................................     44,719
     950     New York Times Co. (Class A) ....................................     47,738
     950     Tribune Co.  ....................................................     50,291
                                                                              -------------
                                                                                  187,439
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Railroads (0.8%)
      450    Burlington Northern Santa Fe Corp.  .............................   $ 43,453
      750    CSX Corp.  ......................................................     46,313
      450    Norfolk Southern Corp.  .........................................     49,838
      550    Union Pacific Corp.  ............................................     39,428
                                                                              -------------
                                                                                  179,032
                                                                              -------------
             Restaurants (0.6%)
    5,000    Darden Restaurants, Inc.  .......................................     47,813
      750    McDonald's Corp.  ...............................................     40,313
    1,750    Wendy's International, Inc.  ....................................     42,766
                                                                              -------------
                                                                                  130,892
                                                                              -------------
             Retail - Department Stores (1.4%)
    1,200    Dillard Department Stores, Inc. (Class A) .......................     45,375
    1,200    Federated Department Stores, Inc.* ..............................     52,575
      850    Harcourt General, Inc.  .........................................     40,163
      850    May Department Stores Co.  ......................................     47,494
      750    Mercantile Stores Co., Inc.  ....................................     50,391
      900    Nordstrom, Inc.  ................................................     50,963
      800    Penney (J.C.) Co., Inc.  ........................................     46,800
                                                                              -------------
                                                                                  333,761
                                                                              -------------
             Retail - Drug Stores (0.8%)
      850    CVS Corp.  ......................................................     48,344
    1,500    Longs Drug Stores Corp.  ........................................     40,406
      900    Rite Aid Corp.  .................................................     46,744
      900    Walgreen Co.  ...................................................     50,850
                                                                              -------------
                                                                                  186,344
                                                                              -------------
             Retail - Food Chains (1.1%)
    1,150    Albertson's, Inc.  ..............................................     42,622
    1,600    American Stores Co.  ............................................     40,400
    1,400    Giant Food, Inc. (Class A) ......................................     46,988
    1,600    Great Atlantic & Pacific Tea Co., Inc.  .........................     43,900
    1,400    Kroger Co.* .....................................................     41,388
    1,250    Winn-Dixie Stores, Inc.  ........................................     45,781
                                                                              -------------
                                                                                  261,079
                                                                              -------------
             Retail - General Merchandise (1.1%)
    1,400    Costco Companies Inc.* ..........................................     53,025
      800    Dayton-Hudson Corp.  ............................................     51,700
    4,000    Kmart Corp.* ....................................................     47,500
      800    Sears, Roebuck & Co.  ...........................................     50,650
    1,400    Wal-Mart Stores, Inc.  ..........................................     52,588
                                                                              -------------
                                                                                  255,463
                                                                              -------------
             Retail - Specialty (1.6%)
    1,600    AutoZone, Inc.* .................................................   $ 45,800
    1,200    Circuit City Stores, Inc.  ......................................     43,500
    1,050    Home Depot, Inc.  ...............................................     52,369
    1,100    Lowe's Companies, Inc.  .........................................     41,388
    1,300    Pep Boys-Manny, Moe & Jack ......................................     43,225
      800    Tandy Corp.  ....................................................     47,550
    1,450    Toys 'R' Us, Inc.* ..............................................     49,391
    1,800    Woolworth Corp.* ................................................     50,963
                                                                              -------------
                                                                                  374,186
                                                                              -------------
             Retail - Specialty Apparel (0.8%)
    6,700    Charming Shoppes, Inc.* .........................................     39,363
    1,200    Gap, Inc.  ......................................................     53,325
    2,200    Limited (The), Inc.  ............................................     49,088
    1,700    TJX Companies, Inc.  ............................................     50,788
                                                                              -------------
                                                                                  192,564
                                                                              -------------
             Savings & Loan Companies (0.4%)
    1,000    Ahmanson (H.F.) & Co.  ..........................................     53,188
      600    Golden West Financial Corp.  ....................................     50,475
                                                                              -------------
                                                                                  103,663
                                                                              -------------
             Semiconductor Equipment (0.2%)
      550    Applied Materials, Inc.* ........................................     50,497
                                                                              -------------
             Shoes (0.6%)
      700    Nike, Inc. (Class B) ............................................     43,619
      900    Reebok International Ltd. .......................................     46,463
    3,200    Stride Rite Corp.  ..............................................     43,400
                                                                              -------------
                                                                                  133,482
                                                                              -------------
             Specialized Services (1.0%)
    1,350    Block (H.&R.), Inc.  ............................................     51,722
    1,900    CUC International, Inc.* ........................................     46,788
    1,050    Interpublic Group of Companies, Inc.  ...........................     46,988
    2,550    Safety-Kleen Corp.  .............................................     44,784
    1,200    Service Corp. International .....................................     40,800
                                                                              -------------
                                                                                  231,082
                                                                              -------------
             Specialty Printing (0.6%)
    1,200    Deluxe Corp.  ...................................................     39,975
    1,200    Donnelley (R.R.) & Sons Co.  ....................................     48,225
    2,300    Harland (John H.) Co.  ..........................................     45,138
                                                                              -------------
                                                                                  133,338
                                                                              -------------
             Steel & Iron (1.3%)
    1,600    Allegheny Teledyne Inc.  ........................................     49,800
    7,400    Armco, Inc.* ....................................................     40,238
    4,000    Bethlehem Steel Corp.* ..........................................     45,000

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    1,800    Inland Steel Industries, Inc.  ..................................  $   41,288
      750    Nucor Corp.  ....................................................      46,547
    1,150    USX-U.S. Steel Group, Inc.  .....................................      42,047
    2,400    Worthington Industries, Inc.  ...................................      47,400
                                                                              -------------
                                                                                   312,320
                                                                              -------------
             Telecommunications -
             Long Distance (1.0%)
    1,300    AT&T Corp.  .....................................................      47,856
    2,300    Frontier Corp.  .................................................      47,438
    1,200    MCI Communications Corp.  .......................................      42,225
      850    Sprint Corp.  ...................................................      42,075
    1,500    WorldCom, Inc.* .................................................      52,406
                                                                              -------------
                                                                                   232,000
                                                                              -------------
             Telecommunications -Wireless (0.2%)
    1,500    Airtouch Communications, Inc.* ..................................      49,406
                                                                              -------------
             Textiles (0.9%)
             Fruit of the Loom, Inc.
    1,700    (Class A)* ......................................................      46,538
      850    Liz Claiborne, Inc.  ............................................      40,694
    1,400    Russell Corp.  ..................................................      40,863
      900    Springs Industries, Inc. (Class A) ..............................      43,538
      550    VF Corp.  .......................................................      49,363
                                                                              -------------
                                                                                   220,996
                                                                              -------------
             Tobacco (0.6%)
    1,150    Fortune Brands, Inc.  ...........................................      40,753
    1,050    Philip Morris Companies, Inc.  ..................................      47,381
    1,500    UST, Inc.  ......................................................      43,594
                                                                              -------------
                                                                                   131,728
                                                                              -------------
             Toys (0.4%)
    1,600    Hasbro Inc.  ....................................................      49,100
    1,350    Mattel, Inc.  ...................................................      46,913
                                                                              -------------
                                                                                    96,013
                                                                              -------------
             Truckers (0.4%)
    1,300    Caliber System, Inc.  ...........................................      50,619
    1,250    Ryder System, Inc.  .............................................      44,766
                                                                              -------------
                                                                                    95,385
                                                                              -------------
             Utilities - Electric (4.9%)
      900    American Electric Power Co., Inc. ...............................      40,275
    1,700    Baltimore Gas & Electric Co.  ...................................      47,281
    1,300    Carolina Power & Light Co.  .....................................      46,313
    2,300    Central & South West Corp.  .....................................      46,144
    1,200    CINergy Corp.  ..................................................      40,350
    1,400    Consolidated Edison Co. of New York, Inc.  ......................  $   44,275
    1,450    Detroit Edison Co.  .............................................      43,409
    1,300    Dominion Resources, Inc.  .......................................      47,775
    1,050    Duke Energy Corp.  ..............................................      53,222
    1,700    Edison International ............................................      42,925
    1,450    Entergy Corp.  ..................................................      39,603
    1,000    FPL Group, Inc.  ................................................      47,875
    1,200    General Public Utilities Corp.  .................................      41,625
    2,200    Houston Industries, Inc.  .......................................      46,063
    4,300    Niagara Mohawk Power Corp.* .....................................      40,044
      800    Northern States Power Co.  ......................................      41,100
    1,950    Ohio Edison Co.  ................................................      43,388
    2,050    PacifiCorp ......................................................      45,741
    2,100    PECO Energy Co.  ................................................      49,350
    1,700    PG & E Corp.  ...................................................      42,181
    2,300    PP&L Resources, Inc.  ...........................................      47,006
    1,900    Public Service Enterprise Group, Inc.  ..........................      47,025
    1,900    Southern Co.  ...................................................      41,681
    1,200    Texas Utilities Co.  ............................................      42,525
    2,100    Unicom Corp.  ...................................................      47,644
    1,200    Union Electric Co.  .............................................      46,200
                                                                              -------------
                                                                                 1,161,020
                                                                              -------------
             Utilities - Natural Gas (2.4%)
      800    Coastal Corp.  ..................................................      43,500
      600    Columbia Gas System, Inc.  ......................................      41,250
      700    Consolidated Natural Gas Co.  ...................................      40,513
    1,300    Eastern Enterprises .............................................      46,556
    1,200    Enron Corp.  ....................................................      45,525
    1,900    ENSERCH Corp.  ..................................................      42,275
    1,200    NICOR, Inc.  ....................................................      43,950
    2,800    NorAm Energy Corp.  .............................................      44,800
    1,250    ONEOK Inc.  .....................................................      43,750
    1,200    Pacific Enterprises .............................................      40,125
    1,100    Peoples Energy Corp.  ...........................................      42,213
      900    Sonat, Inc.  ....................................................      44,888
      900    Williams Cos., Inc.  ............................................      41,175
                                                                              -------------
                                                                                   560,520
                                                                              -------------
             Utilities - Telephone (1.4%)
    1,250    Alltel Corp.  ...................................................      41,094
      650    Ameritech Corp.  ................................................      43,834
      550    Bell Atlantic Corp.  ............................................      39,909
      850    BellSouth Corp.  ................................................      40,269
    1,000    GTE Corp.  ......................................................      46,500

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      700    NYNEX Corp.  .................................................... $    38,806
      750    SBC Communications, Inc.  .......................................      44,391
    1,100    U.S. West Communications Group, Inc. ............................      40,219
                                                                              -------------
                                                                                   335,022
                                                                              -------------
             Waste Management (0.4%)
    1,200    Browning-Ferris Industries, Inc.  ...............................      44,400
    2,900    Laidlaw Inc. (Class B)(Canada) ..................................      46,219
                                                                              -------------
                                                                                    90,619
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $14,805,322) ...............  23,156,111
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a)(2.9%)
             U.S. GOVERNMENT AGENCY
      $700   Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97
             (Amortized Cost $700,000) ....................................                $   700,000
                                                                                          ------------
TOTAL INVESTMENTS
(Identified cost $15,505,322)(b) .                                                 100.3%   23,856,111
LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS.............                                                  (0.3)      (76,376)
                                                                                   -----  ------------
NET ASSETS........................                                                 100.0%  $23,779,735
                                                                                   =====  ============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,490,682 and the aggregate gross unrealized depreciation is $139,893, resulting in net unrealized appreciation of $8,350,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (93.8%)
             ARGENTINA (0.7%)
             Banks
    1,700    Banco de Galicia y Buenos Aires S.A. de C.V. (Class B)(ADR)  ....$    53,337
                                                                              -----------
             Brewery
    2,000    Quilmes Industrial S.A. (ADR)  ..................................     23,000
                                                                              -----------
             Telecommunications
    1,000    Telecom Argentina Stet - France Telecom S.A. (Class B)(ADR)  ....     57,813
                                                                              -----------
             TOTAL ARGENTINA  ................................................    134,150
                                                                              -----------
             AUSTRALIA (1.0%)
             Business Services
    4,800    Mayne Nickless Ltd.  ............................................     27,735
                                                                              -----------
             Energy
    2,500    Woodside Petroleum Ltd.  ........................................     21,268
                                                                              -----------
             Financial Services
   24,000    Tyndall Australia Ltd.  .........................................     41,083
                                                                              -----------
             Foods & Beverages
   30,000    Goodman Fielder Ltd.  ...........................................     46,263
                                                                              -----------
             Metals & Mining
   20,155    M.I.M. Holdings Ltd.  ...........................................     28,022
   14,000    Pasminco Ltd.  ..................................................     27,000
                                                                              -----------
                                                                                   55,022
                                                                              -----------
             TOTAL AUSTRALIA  ................................................    191,371
                                                                              -----------
             BELGIUM (0.2%)
             Retail
    1,000    G.I.B. Holdings Ltd.  ...........................................     48,471
                                                                              -----------
             BRAZIL (2.3%)
             Banks
      600    Uniao de Bancos Brasileiros S.A. (GDR)*  ........................     24,150
                                                                              -----------
             Brewery
    4,500    Companhia Cervejaria Brahma -(ADR)  .............................     68,906
                                                                              -----------
             Steel & Iron
    2,000    Usinas Siderurgicas de Minas Gerais S.A. (ADR) -144A**  .........     23,700
    3,000    Usinas Siderurgicas de Minas Gerais S.A. (S Shares)(ADR)  .......     35,550
                                                                              -----------
                                                                                   59,250
                                                                              -----------
             Telecommunications
      600    Telecommunicacoes Brasileiras S.A. (ADR)  .......................$    89,025
                                                                              -----------
             Utilities - Electric
    2,000    Companhia Energetica de Minas Gerais S.A. (ADR)  ................    112,500
    5,000    Companhia Paranaense de Energia -Copel (Preference Shares)  .....     96,250
                                                                              -----------
                                                                                  208,750
                                                                              -----------
             TOTAL BRAZIL  ...................................................    450,081
                                                                              -----------
             CANADA (0.7%)
             Energy
    5,000    Ranger Oil Ltd.  ................................................     48,970
                                                                              -----------
             Retail - Department Stores
    4,000    Hudson's Bay Co.  ...............................................     89,669
                                                                              -----------
             TOTAL CANADA  ...................................................    138,639
                                                                              -----------
             CHILE (0.7%)
             Pharmaceuticals
    1,300    Laboratorio Chile S.A. (ADR)  ...................................     38,431
                                                                              -----------
             Retail
    3,000    Supermercados Unimarc S.A. (ADR)*  ..............................     51,938
                                                                              -----------
             Telecommunications
    1,487    Compania de Telecommunicaciones de Chile S.A. (ADR)  ............     48,978
                                                                              -----------
             TOTAL CHILE  ....................................................    139,347
                                                                              -----------
             CHINA (0.2%)
             Transportation
    1,000    China Southern Airlines Co. (ADR)  ..............................     31,000
                                                                              -----------
             DENMARK (0.9%)
             Pharmaceuticals
    1,000    Novo-Nordisk AS (Series B)  .....................................    105,361
                                                                              -----------
             Transportation
      700    Kobenhavns Lufthavne AS  ........................................     73,453
                                                                              -----------
             TOTAL DENMARK  ..................................................    178,814
                                                                              -----------
             FINLAND (0.7%)
             Manufacturing
      800    KCI Konecranes International  ...................................     32,104
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Paper Products
    3,200    UPM-Kymmene OY Corp.  ...........................................$    77,810
                                                                              -----------
             Pharmaceuticals
    1,000    Orion-yhtymae OY (B Shares)  ....................................     36,300
                                                                              -----------
             TOTAL FINLAND  ..................................................    146,214
                                                                              -----------
             FRANCE (3.6%)
             Automotive
    1,200    Michelin (B Shares)  ............................................     74,682
                                                                              -----------
             Computer Services
      400    Axime (Ex Segin)  ...............................................     44,599
                                                                              -----------
             Energy
      700    Elf Aquitaine S.A.  .............................................     79,855
                                                                              -----------
             Financial Services
      350    Credit Local de France  .........................................     34,675
                                                                              -----------
             Household Products
      740    Societe BIC S.A.  ...............................................     61,015
                                                                              -----------
             Insurance
    2,000    AXA-UAP  ........................................................    130,730
    1,400    Scor  ...........................................................     61,218
                                                                              -----------
                                                                                  191,948
                                                                              -----------
             Leisure
      600    Accor S.A.  .....................................................     90,230
                                                                              -----------
             Retail
       80    Carrefour Supermarche  ..........................................     54,022
                                                                              -----------
             Steel & Iron
    4,500    Usinor Sacilor  .................................................     89,673
                                                                              -----------
             TOTAL FRANCE  ...................................................    720,699
                                                                              -----------
             GERMANY (3.8%)
             Apparel
      400    Adidas AG  ......................................................     46,995
                                                                              -----------
             Automotive
       90    Bayerische Motoren Werke (BMW) AG  ..............................     73,332
      300    MAN AG  .........................................................     90,481
      250    Volkswagen AG  ..................................................    191,188
                                                                              -----------
                                                                                  355,001
                                                                              -----------
             Chemicals
    1,200    Bayer AG  .......................................................     50,519
      600    SGL Carbon AG  ..................................................     79,793
                                                                              -----------
                                                                                  130,312
                                                                              -----------
             Machinery - Diversified
      100    Mannesmann AG  ..................................................$    46,696
                                                                              -----------
             Pharmaceuticals
    1,000    Gehe AG  ........................................................     62,605
                                                                              -----------
             Telecommunications
      900    Siemens AG  .....................................................     62,709
                                                                              -----------
             Utilities - Electric
      700    VEBA AG  ........................................................     40,702
                                                                              -----------
             TOTAL GERMANY  ..................................................    745,020
                                                                              -----------
             HONG KONG (4.9%)
             Banking
   12,000    Guoco Group Ltd.  ...............................................     67,743
    3,140    HSBC Holdings PLC  ..............................................    109,521
                                                                              -----------
                                                                                  177,264
                                                                              -----------
             Conglomerates
   24,000    China Resources Enterprise Ltd.  ................................    119,984
   12,000    Citic Pacific Ltd.  .............................................     76,114
                                                                              -----------
                                                                                  196,098
                                                                              -----------
             Finance & Brokerage
   36,000    Peregrine Investments Holdings Ltd.  ............................     79,525
                                                                              -----------
             Real Estate
   10,000    Cheung Kong (Holdings) Ltd.  ....................................    111,097
   24,000    New World Development Co., Ltd. .................................    172,846
    6,000    Sun Hung Kai Properties Ltd.  ...................................     75,378
                                                                              -----------
                                                                                  359,321
                                                                              -----------
             Utilities
   36,600    Hong Kong & China Gas Co. Ltd. ..................................     79,431
                                                                              -----------
             Utilities - Electric
   13,000    China Light & Power Co. Ltd.  ...................................     74,564
                                                                              -----------
             TOTAL HONG KONG  ................................................    966,203
                                                                              -----------
             IRELAND (0.3%)
             Transportation
    2,000    Ryanair Holdings PLC (ADR)*  ....................................     56,250
                                                                              -----------
             ITALY (1.4%)
             Energy
    1,500    Ente Nazionale Idrocarburi SpA (ADR)  ...........................     88,219
                                                                              -----------
             Household Furnishings & Appliances
    3,000    Industrie Natuzzi SpA (ADR)  ....................................     82,688
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
------------------------------------------------------------------------------------------
             Telecommunications
   16,000    Telecom Italia SpA  .............................................$    101,703
                                                                              ------------
             TOTAL ITALY  ....................................................     272,610
                                                                              ------------
             JAPAN (19.5%)
             Automotive
    4,000    Honda Motor Co.  ................................................     133,626
    6,000    Suzuki Motor Co. Ltd.  ..........................................      72,887
                                                                              ------------
                                                                                   206,513
                                                                              ------------
             Banking
   14,000    Asahi Bank, Ltd.  ...............................................     104,876
    3,000    Bank of Tokyo-Mitsubishi, Ltd.  .................................      55,677
    9,000    Sakura Bank Ltd.  ...............................................      55,045
                                                                              ------------
                                                                                   215,598
                                                                              ------------
             Building & Construction
   12,000    Sekisui House Ltd.  .............................................     114,392
                                                                              ------------
             Business Services
    2,000    Secom Co.  ......................................................     146,280
                                                                              ------------
             Chemicals
    8,000    Kaneka Corp.  ...................................................      49,064
    6,000    Nippon Shokubai K.K. Co.  .......................................      41,859
    4,000    Shin-Etsu Chemical Co., Ltd.  ...................................     114,054
                                                                              ------------
                                                                                   204,977
                                                                              ------------
             Computers
    6,000    Fujitsu, Ltd.  ..................................................      88,072
                                                                              ------------
             Consumer Products
    4,000    Kao Corp.  ......................................................      60,064
                                                                              ------------
             Electronics
    6,000    Canon, Inc.  ....................................................     191,328
    9,000    Hitachi, Ltd.  ..................................................     101,738
    9,000    Hitachi Cable  ..................................................      81,238
    6,000    Matsushita Electric Industrial Co., Ltd.  .......................     125,021
    8,000    Sharp Corp.  ....................................................     102,581
    2,000    Sony Corp.  .....................................................     199,089
    2,000    TDK Corp.  ......................................................     172,094
                                                                              ------------
                                                                                   973,089
                                                                              ------------
             Electronics - Semiconductors/Components
    1,000    Rohm Co., Ltd.  .................................................     130,758
                                                                              ------------
             Financial Services
    6,000    Nomura Securities Co. Ltd.  .....................................      85,035
    2,000    Orix Corp.  .....................................................     161,296
                                                                              ------------
                                                                                   246,331
                                                                              ------------
             International Trade
   10,000    Mitsui & Co.  ...................................................$     95,326
                                                                              ------------
             Machine Tools
    7,000    Asahi Diamond Industries Co. Ltd.  ..............................      57,576
                                                                              ------------
             Machinery
   10,000    Minebea Co., Ltd.  ..............................................     118,947
   13,000    Mitsubishi Heavy Industries, Ltd. ...............................      91,572
                                                                              ------------
                                                                                   210,519
                                                                              ------------
             Pharmaceuticals
    5,000    Eisai Co. Ltd.  .................................................     103,762
    6,000    Fujisawa Pharmaceutical  ........................................      61,245
    2,000    Sankyo Co. Ltd.  ................................................      71,368
    2,000    Terumo Corp.  ...................................................      40,324
                                                                              ------------
                                                                                   276,699
                                                                              ------------
             Real Estate
    5,000    Mitsui Fudosan Co., Ltd.  .......................................      64,113
                                                                              ------------
             Restaurants
        5    Yoshinoya D & C Company Ltd.  ...................................      61,583
                                                                              ------------
             Retail
    2,000    Aoyama Trading Co., Ltd.  .......................................      59,895
    4,000    Izumiya Co. Ltd.  ...............................................      50,953
    2,000    Jusco Co.  ......................................................      55,677
                                                                              ------------
                                                                                   166,525
                                                                              ------------
             Steel & Iron
   40,000    NKK Corp.  ......................................................      72,887
                                                                              ------------
             Telecommunications
       10    DDI Corp.  ......................................................      68,669
       14    Nippon Telegraph & Telephone Corp.  .............................     141,724
                                                                              ------------
                                                                                   210,393
                                                                              ------------
             Textiles
   15,000    Teijin Ltd.  ....................................................      64,535
                                                                              ------------
             Transportation
       15    East Japan Railway Co.  .........................................      64,409
    6,000    Yamato Transport Co. Ltd.  ......................................      75,924
                                                                              ------------
                                                                                   140,333
                                                                              ------------
             Wholesale Distributor
    1,000    Softbank Corp.  .................................................      51,881
                                                                              ------------
             TOTAL JAPAN  ....................................................   3,858,444
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             MALAYSIA (2.2%)
             Banking
    8,000    Malayan Banking Berhad  .........................................$    75,959
   22,666    Public Bank Berhad  .............................................     32,540
      550    RHB Sakura Merchant Bankers Berhad  .............................        856
                                                                              -----------
                                                                                  109,355
                                                                              -----------
             Building & Construction
    9,000    United Engineers Malaysia Berhad  ...............................     62,894
                                                                              -----------
             Conglomerates
   10,000    Road Builder (M) Holdings Berhad  ...............................     41,777
                                                                              -----------
             Entertainment
   37,000    Magnum Corporation Berhad  ......................................     47,497
                                                                              -----------
             Financial Services
   12,000    Arab Malaysian Finance Berhad 7.5% due 5/25/02 (Loan Stock)  ....      4,147
                                                                              -----------
             Machinery
   10,000    UMW Holdings Berhad  ............................................     39,499
                                                                              -----------
             Natural Gas
   15,000    Petronas Gas Berhad  ............................................     52,697
                                                                              -----------
             Utilities - Electric
   20,000    Tenaga Nasional Berhad  .........................................     80,517
                                                                              -----------
             TOTAL MALAYSIA  .................................................    438,383
                                                                              -----------
             MEXICO (3.4%)
             Banking
             Grupo Financiero Banamex Accival S.A. de C.V.
   29,391    (B Shares)*  ....................................................     90,414
                                                                              -----------
             Beverages
    2,700    Pepsi-Gemex S.A. de C.V. (GDR)  .................................     39,150
                                                                              -----------
             Brewery
             Grupo Modelo S.A. de C.V.
    6,000    (Series C)  .....................................................     55,794
                                                                              -----------
             Building Materials
   15,087    Cemex, S.A. de C.V. (B Shares)  .................................     86,840
                                                                              -----------
             Conglomerates
    1,707    DESC S.A. de C.V. (Series C)(ADR)  ..............................     62,732
             Grupo Carso S.A. de C.V.
    7,000    (Series A1)  ....................................................     56,856
                                                                              -----------
                                                                                  119,588
                                                                              -----------
             Food Processing
    2,500    Grupo Industrial Maseca S.A. de C.V. (ADR)  .....................$    46,250
                                                                              -----------
             Paper & Forest Products
   14,000    Kimberly-Clark de Mexico, S.A. de C.V. (A Shares)  ..............     68,048
                                                                              -----------
             Retail
    2,200    Grupo Elektra, S.A. de C.V. (GDR) ...............................     65,450
                                                                              -----------
             Telecommunications
    2,000    Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............    111,000
                                                                              -----------
             TOTAL MEXICO  ...................................................    682,534
                                                                              -----------
             NETHERLANDS (4.3%)
             Building Materials
      800    Hunter Douglas NV  ..............................................     37,205
                                                                              -----------
             Business & Public Services
      700    Randstad Holdings NV  ...........................................     74,946
                                                                              -----------
             Chemicals
      500    Akzo Nobel NV  ..................................................     77,462
                                                                              -----------
             Electronics
    2,000    Philips Electronics NV  .........................................    162,264
                                                                              -----------
             Food Processing
      200    Nutricia Verenigde Bedrijven NV  ................................     33,998
                                                                              -----------
             Furniture
    1,400    Ahrend Groep NV  ................................................     47,327
                                                                              -----------
             Insurance
      500    Aegon NV  .......................................................     37,958
      875    ING Groep NV  ...................................................     42,594
                                                                              -----------
                                                                                   80,552
                                                                              -----------
             Publishing
    2,900    Elsevier NV  ....................................................     51,118
                                                                              -----------
             Retail
      950    Gucci Group NV  .................................................     59,969
    2,700    Koninklijke Ahold NV  ...........................................     78,104
                                                                              -----------
                                                                                  138,073
                                                                              -----------
             Steel
    1,100    Koninklijke Hoogovens NV  .......................................     66,668
                                                                              -----------
             Transportation
    2,000    KLM Royal Dutch Air Lines NV  ...................................     71,377
                                                                              -----------
             TOTAL NETHERLANDS  ..............................................    840,990
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             PERU (0.2%)
             Banking
    7,000    Banco Wiese (ADR)  ..............................................$    43,750
                                                                              -----------
             PHILIPPINES (0.1%)
             Telecommunications
      600    Philippine Long Distance Telephone Co. (ADR)  ...................     20,137
                                                                              -----------
             PORTUGAL (0.4%)
             Telecommunications
    1,100    Portugal Telecom S.A. (ADR)  ....................................     44,275
      500    Telecel-Comunicacaoes Pessoais, S.A.*  ..........................     39,155
                                                                              -----------
             TOTAL PORTUGAL  .................................................     83,430
                                                                              -----------
             SINGAPORE (1.6%)
             Banking
    4,500    Development Bank of Singapore, Ltd.  ............................     58,422
                                                                              -----------
             Beverages
    7,000    Fraser & Neave Ltd.  ............................................     47,580
                                                                              -----------
             Hospital Management
    6,000    Parkway Holdings Ltd.  ..........................................     27,529
                                                                              -----------
             Publishing
    4,000    Singapore Press Holdings Ltd.  ..................................     75,856
                                                                              -----------
             Transportation
    3,700    Singapore International Airlines  ...............................     34,706
                                                                              -----------
             Utilities - Telecommunications
   37,000    Singapore Telecommunications, Ltd.  .............................     70,167
                                                                              -----------
             TOTAL SINGAPORE  ................................................    314,260
                                                                              -----------
             SOUTH AFRICA (0.1%)
             Brewers
      700    South African Breweries Ltd. (ADR)  .............................     22,488
                                                                              -----------
             SOUTH KOREA (0.3%)
             Electronics
    1,700    Samsung Electronics Co. (GDR)(Non-voting) -144A**  ..............     51,510
                                                                              -----------
             SPAIN (1.7%)
             Banks
    3,300    Banco Bilbao Vizcaya  ...........................................     86,127
      200    Banco Popular Espanol S.A.  .....................................     44,307
                                                                              -----------
                                                                                  130,434
                                                                              -----------
             Natural Gas
      800    Gas Natural SDG S.A.  ...........................................$    39,132
                                                                              -----------
             Retail
    3,100    Centros Comerciales Pryca, S.A.  ................................     59,857
                                                                              -----------
             Telecommunications
      500    Telefonica de Espana S.A. (ADR)  ................................     39,375
                                                                              -----------
             Utilities - Electric
    2,800    Empresa Nacional de Electricidad S.A.  ..........................     57,669
                                                                              -----------
             TOTAL SPAIN  ....................................................    326,467
                                                                              -----------
             SWEDEN (1.4%)
             Automotive
    2,200    Scania AB (A Shares)  ...........................................     63,038
                                                                              -----------
             Machinery
    2,300    Kalmar Industries AB  ...........................................     38,563
                                                                              -----------
             Manufacturing
    1,200    Assa Abloy AB (Series B)  .......................................     26,276
                                                                              -----------
             Paper Products
             Stora Kopparbergs Aktiebolag
    3,400    (A Shares)  .....................................................     55,731
                                                                              -----------
             Telecommunications
    2,250    Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............    101,211
                                                                              -----------
             TOTAL SWEDEN  ...................................................    284,819
                                                                              -----------
             SWITZERLAND (1.7%)
             Engineering
       40    ABB AG-Bearer  ..................................................     56,890
                                                                              -----------
             Food Processing
       70    Nestle S.A.  ....................................................     88,901
                                                                              -----------
             Pharmaceuticals
       32    Novartis AG  ....................................................     51,399
       30    Novartis AG - Bearer  ...........................................     48,147
       10    Roche Holdings AG  ..............................................     96,790
                                                                              -----------
                                                                                  196,336
                                                                              -----------
             TOTAL SWITZERLAND  ..............................................    342,127
                                                                              -----------
             UNITED KINGDOM (10.4%)
             Aerospace
   11,453    Rolls-Royce PLC  ................................................     43,939
                                                                              -----------
             Aerospace & Defense
    3,978    British Aerospace PLC  ..........................................     86,970
    2,900    Smiths Industries PLC  ..........................................     38,274
                                                                              -----------
                                                                                  125,244
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Auto Parts - Original Equipment
   26,200    LucasVarity PLC  ................................................$    80,755
                                                                              -----------
             Banking
    3,600    Abbey National PLC  .............................................     49,460
    1,323    Barclays Bank, PLC  .............................................     27,872
    7,103    National Westminster Bank PLC  ..................................    100,849
                                                                              -----------
                                                                                  178,181
                                                                              -----------
             Beverages
    5,800    Bass PLC  .......................................................     79,306
                                                                              -----------
             Broadcast Media
    3,600    Flextech PLC*  ..................................................     38,807
                                                                              -----------
             Building & Construction
    5,893    Blue Circle Industries PLC  .....................................     39,999
                                                                              -----------
             Business Services
    3,400    Compass Group PLC  ..............................................     34,171
    3,000    Reuters Holdings PLC  ...........................................     32,315
                                                                              -----------
                                                                                   66,486
                                                                              -----------
             Computer Software & Services
    3,500    SEMA Group PLC  .................................................     80,622
                                                                              -----------
             Conglomerates
    8,300    BTR PLC  ........................................................     25,787
    9,302    Tomkins PLC  ....................................................     46,972
                                                                              -----------
                                                                                   72,759
                                                                              -----------
             Consumer Products
    3,000    Unilever PLC  ...................................................     86,910
                                                                              -----------
             Energy
   27,300    Shell Transport & Trading Co. PLC  ..............................    201,860
                                                                              -----------
             Food Processing
   10,000    Devro PLC  ......................................................     64,104
                                                                              -----------
             Household Products
    7,000    Reckitt & Colman PLC  ...........................................    108,912
                                                                              -----------
             Insurance
    4,200    Britannic Assurance PLC  ........................................     53,813
    5,700    Commercial Union PLC  ...........................................     64,061
   10,441    Royal & Sun Alliance Insurance Group PLC  .......................     85,761
                                                                              -----------
                                                                                  203,635
                                                                              -----------
             Leisure
    2,671    Granada Group PLC  ..............................................     36,785
                                                                              -----------
             Pharmaceuticals
    6,220    Glaxo Wellcome PLC  .............................................    131,652
                                                                              -----------
             Property - Casualty Insurance
       65    General Accident PLC  ...........................................$       980
                                                                              -----------
             Retail
    9,500    Sainsbury (J.) PLC  .............................................     66,195
                                                                              -----------
             Telecommunications
   10,000    British Telecommunications PLC  .................................     70,007
    9,602    Securicor PLC  ..................................................     43,607
   11,900    Vodafone Group PLC  .............................................     60,091
                                                                              -----------
                                                                                  173,705
                                                                              -----------
             Transportation
    7,811    British Airways PLC  ............................................     84,896
                                                                              -----------
             Utilities
    3,220    Thames Water PLC  ...............................................     42,392
                                                                              -----------
             Utilities -Electric
    6,500    National Power PLC  .............................................     57,546
                                                                              -----------
             TOTAL UNITED KINGDOM  ...........................................  2,065,670
                                                                              -----------
             UNITED STATES (25.1%)
             Aerospace & Defense
    1,040    Lockheed Martin Corp.  ..........................................    110,760
    6,130    Loral Space & Communications*  ..................................     95,781
                                                                              -----------
                                                                                  206,541
                                                                              -----------
             Aluminum
    1,240    Aluminum Co. of America  ........................................    109,740
                                                                              -----------
             Automotive
    2,940    Chrysler Corp.  .................................................    109,147
    2,870    Ford Motor Co.  .................................................    117,311
                                                                              -----------
                                                                                  226,458
                                                                              -----------
             Banks
    1,970    First Tennessee National Corp.  .................................    102,440
                                                                              -----------
             Beverages - Soft Drinks
    2,780    PepsiCo, Inc.  ..................................................    106,509
                                                                              -----------
             Biotechnology
    4,120    Biochem Pharma, Inc.*  ..........................................    118,450
                                                                              -----------
             Chemicals
    1,060    Dow Chemical Co.  ...............................................    100,700
    2,250    Monsanto Co.  ...................................................    112,078
    1,880    Praxair, Inc.  ..................................................    103,635
                                                                              -----------
                                                                                  316,413
                                                                              -----------
             Communications - Equipment & Software
    1,850    Cisco Systems, Inc.*  ...........................................    146,959
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Computer Software
    2,400    Oracle Systems Corp.*  ..........................................$   130,350
                                                                              -----------
             Computers
    3,360    Gateway 2000, Inc.*  ............................................    128,310
                                                                              -----------
             Computers - Peripheral Equipment
    1,900    Seagate Technology, Inc.*  ......................................     78,019
                                                                              -----------
             Computers - Systems
    1,760    Hewlett-Packard Co.  ............................................    123,310
    3,230    Sun Microsystems, Inc.*  ........................................    147,571
                                                                              -----------
                                                                                  270,881
                                                                              -----------
             Electrical Equipment
    1,260    Honeywell, Inc.  ................................................     94,106
                                                                              -----------
             Electronics - Defense
    1,590    General Motors Corp. (Class H)  .................................     96,096
                                                                              -----------
             Electronics - Semiconductors/Components
    1,300    Intel Corp.  ....................................................    119,275
                                                                              -----------
             Entertainment
    1,240    Walt Disney Productions  ........................................    100,207
                                                                              -----------
             Financial - Miscellaneous
    2,400    Ahmanson (H.F.) & Co.  ..........................................    127,650
    1,460    American Express Co.  ...........................................    122,275
    2,350    Fannie Mae  .....................................................    111,184
    1,400    Golden West Financial Corp.  ....................................    117,775
    1,770    Travelers Group, Inc.  ..........................................    127,329
                                                                              -----------
                                                                                  606,213
                                                                              -----------
             Foods
    1,450    General Mills, Inc.  ............................................    100,231
                                                                              -----------
             Household Furnishings & Appliances
    4,340    Maytag Corp.  ...................................................    126,674
    2,800    Sunbeam Corp.  ..................................................    109,550
                                                                              -----------
                                                                                  236,224
                                                                              -----------
             Household Products
    1,700    Colgate-Palmolive Co.  ..........................................    128,775
                                                                              -----------
             Medical Products & Supplies
    2,040    Baxter International, Inc.  .....................................    117,938
                                                                              -----------
             Medical Services
    2,000    HBO & Co.  ......................................................    154,500
                                                                              -----------
             Oil Integrated -International
    1,500    Atlantic Richfield Co.  .........................................$   112,219
    1,480    Chevron Corp.  ..................................................    117,105
    1,900    Exxon Corp.  ....................................................    122,075
    1,520    Mobil Corp.  ....................................................    116,280
                                                                              -----------
                                                                                  467,679
                                                                              -----------
             Pharmaceuticals
    1,580    Abbott Laboratories  ............................................    103,391
    1,480    American Home Products Corp.  ...................................    122,008
                                                                              -----------
                                                                                  225,399
                                                                              -----------
             Retail - Department Stores
    1,800    Sears, Roebuck & Co.  ...........................................    113,963
                                                                              -----------
             Retail - Specialty
    3,670    Bed Bath & Beyond, Inc.*  .......................................    121,110
                                                                              -----------
             Retail - Specialty Apparel
    2,680    Gap, Inc.  ......................................................    119,093
                                                                              -----------
             Semiconductor Equipment
    3,140    Teradyne, Inc.*  ................................................    146,795
                                                                              -----------
             Shoes
    1,440    Nike, Inc. (Class B)  ...........................................     89,730
                                                                              -----------
             TOTAL UNITED STATES  ............................................  4,978,404
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $15,100,950)  .................................. 18,572,282
                                                                              -----------

 PRINCIPAL
AMOUNT IN
THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (a)(7.1%)
             U.S. GOVERNMENT AGENCIES
             Federal Farm Credit Bank
   $1,000     5.45% due 08/04/97  ............................................   999,546
      400    Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  .............................................   400,000
                                                                              ----------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $1,399,546)  .................................... 1,399,546
                                                                              ----------
TOTAL INVESTMENTS
(Identified Cost $16,500,496)(b)  .................................  100.9%   19,971,828
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS .................................................   (0.9)     (174,632)
                                                                   -------- ------------
NET ASSETS ........................................................  100.0%  $19,797,196
                                                                   ======== ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,806,319 and the aggregate gross unrealized depreciation is $334,987, resulting in net unrealized appreciation of $3,471,332.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1997:

                            IN                        UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY   APPRECIATION/
      RECEIVE              FOR             DATE     (DEPRECIATION)
------------------ ------------------- ----------  ---------------
$          64,633  ESP     10,034,338    08/01/97      $    50
$           1,472  MXN         11,571    08/01/97           (8)
DEM        69,082  $           37,698    08/04/97         (123)
NLG       142,403  $           69,027    08/04/97         (257)
yen     6,273,323  $           52,939    08/05/97          (18)
MYR       199,255  $           75,936    08/05/97         (259)
PTE     7,438,359  $           40,153    08/05/97         (119)
$          93,976  ESP     14,622,742    08/07/97         (139)
SGD        72,082  $           49,042    08/07/97          (47)
$          22,998  AUD         30,870    08/08/97          (77)
FRF       563,860  $           91,528    08/29/97         (546)
                                                       -------
Net unrealized depreciation......................      $(1,543)
                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY PORTFOLIO
SUMMARY OF INVESTMENTS July 31, 1997

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
-----------------------------------------------------------
Aerospace ......................  $    43,939        0.2%
Aerospace & Defense ............      331,785        1.7
Aluminum .......................      109,740        0.6
Apparel ........................       46,995        0.2
Auto Parts -Original Equipment         80,755        0.4
Automotive .....................      925,692        4.7
Banking ........................      872,984        4.4
Banks ..........................      310,361        1.6
Beverages ......................      166,036        0.8
Beverages -Soft Drinks .........      106,509        0.5
Biotechnology ..................      118,450        0.6
Brewers ........................       22,488        0.1
Brewery ........................      147,700        0.8
Broadcast Media ................       38,807        0.2
Building & Construction ........      217,285        1.1
Building Materials .............      124,045        0.6
Business & Public Services  ....       74,946        0.4
Business Services ..............      240,501        1.2
Chemicals ......................      729,164        3.7
Communications -Equipment &
 Software ......................      146,959        0.7
Computer Services ..............       44,599        0.2
Computer Software ..............      130,350        0.7
Computer Software & Services ...       80,622        0.4
Computers ......................      216,382        1.1
Computers -Peripheral Equipment        78,019        0.4
Computers -Systems .............      270,881        1.4
Conglomerates ..................      430,222        2.2
Consumer Products ..............      146,974        0.7
Electrical Equipment ...........       94,106        0.5
Electronics ....................    1,186,863        6.0
Electronics -Defense ...........       96,096        0.5
Electronics -Semiconductors/
 Components ....................      250,033        1.3
Energy .........................      440,172        2.2
Engineering ....................       56,890        0.3
Entertainment ..................      147,704        0.8
Finance & Brokerage ............       79,525        0.4
Financial -Miscellaneous  ......      606,213        3.1
Financial Services .............      326,236        1.6
Food Processing ................      233,253        1.2
Foods ..........................      100,231        0.5
Foods & Beverages ..............       46,263        0.2
Furniture ......................       47,327        0.2
Hospital Management ............       27,529        0.1
Household Furnishings &
 Appliances ....................      318,912        1.6
Household Products .............  $   298,702        1.5%
Insurance ......................      476,135        2.4
International Trade ............       95,326        0.5
Leisure ........................      127,015        0.6
Machine Tools ..................       57,576        0.3
Machinery ......................      288,581        1.5
Machinery -Diversified .........       46,696        0.2
Manufacturing ..................       58,380        0.3
Medical Products & Supplies  ...      117,938        0.6
Medical Services ...............      154,500        0.8
Metals & Mining ................       55,022        0.3
Natural Gas ....................       91,829        0.5
Oil Integrated -International  .      467,679        2.4
Paper & Forest Products ........       68,048        0.3
Paper Products .................      133,541        0.7
Pharmaceuticals ................    1,072,783        5.4
Property -Casualty Insurance ...          980        0.0
Publishing .....................      126,974        0.6
Real Estate ....................      423,434        2.1
Restaurants ....................       61,583        0.3
Retail .........................      650,531        3.3
Retail -Department Stores  .....      203,632        1.0
Retail -Specialty ..............      121,110        0.6
Retail -Specialty Apparel  .....      119,093        0.6
Semiconductor Equipment ........      146,795        0.7
Shoes ..........................       89,730        0.5
Steel ..........................       66,668        0.3
Steel & Iron ...................      221,810        1.1
Telecommunications .............    1,099,479        5.6
Textiles .......................       64,535        0.3
Transportation .................      492,015        2.5
U.S. Government Agencies  ......    1,399,546        7.1
Utilities ......................      121,823        0.6
Utilities -Electric ............      519,748        2.6
Utilities -Telecommunications ..       70,167        0.4
Wholesale Distributor ..........       51,881        0.3
                                 ------------- ------------
                                  $19,971,828      100.9%
                                 ============= ============

                                         PERCENT OF
TYPE OF INVESTMENT           VALUE       NET ASSETS
---------------------------------------------------
Common Stocks ..........  $18,572,282       93.8%
Short-Term Investments      1,399,546        7.1
                          -----------      -----
                          $19,971,828      100.9%
                          ===========      =====

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (58.4%)
             Aerospace & Defense (1.1%)
    3,905    Honeywell, Inc.  ................................................  $  291,655
                                                                              -------------
             Aluminum (0.5%)
    1,600    Aluminum Co. of America .........................................     141,600
                                                                              -------------
             Automotive (1.7%)
    8,000    Chrysler Corp. ..................................................     297,000
    3,500    Ford Motor Co.  .................................................     143,062
                                                                              -------------
                                                                                   440,062
                                                                              -------------
             Banks - Money Center (2.3%)
    4,500    Citicorp ........................................................     610,875
                                                                              -------------
             Banks - Regional (2.0%)
    1,940    Wells Fargo & Co. ...............................................     533,379
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
    3,400    PepsiCo Inc.  ...................................................     130,262
                                                                              -------------
             Cable/Cellular (0.8%)
    9,400    U.S. West Media Group* ..........................................     207,387
                                                                              -------------
             Chemicals (2.6%)
    1,250    Dow Chemical Co. ................................................     118,750
   11,450    Monsanto Co.  ...................................................     570,353
                                                                              -------------
                                                                                   689,103
                                                                              -------------
             Communications - Equipment & Software (0.6%)
    1,840    Cisco Systems, Inc.*  ...........................................     146,165
                                                                              -------------
             Computer Software (1.6%)
    1,800    Microsoft Corp.* ................................................     254,362
    3,150    Oracle Corp.* ...................................................     171,084
                                                                              -------------
                                                                                   425,446
                                                                              -------------
             Computers (4.5%)
   10,400    Dell Computer Corp.*  ...........................................     889,200
    7,800    Gateway 2000, Inc.*  ............................................     297,862
                                                                              -------------
                                                                                 1,187,062
                                                                              -------------
             Computers - Peripheral Equipment (1.8%)
   11,250    Seagate Technology, Inc.* .......................................     461,953
                                                                              -------------
             Computers - Systems (3.7%)
    3,450    Diebold, Inc.  ..................................................     173,362
    9,500    Hewlett-Packard Co.  ............................................     665,594
    3,300    Sun Microsystems, Inc.* .........................................     150,769
                                                                              -------------
                                                                                   989,725
                                                                              -------------
             Consumer Products (1.8%)
   14,000    Tupperware Corp.  ...............................................     486,500
                                                                              -------------
             Electrical Equipment (2.4%)
    4,820    Emerson Electric Co. ............................................  $  284,380
    5,160    General Electric Co.  ...........................................     362,167
                                                                              -------------
                                                                                   646,547
                                                                              -------------
             Electronics -
             Semiconductors/Components (2.1%)
    6,000    Intel Corp. .....................................................     550,500
                                                                              -------------
             Entertainment/Gaming (0.7%)
    7,000    Circus Circus Enterprises, Inc.* ................................     175,437
                                                                              -------------
             Financial Services (2.0%)
    5,000    American Express Co. ............................................     418,750
    2,600    Fannie Mae ......................................................     123,013
                                                                              -------------
                                                                                   541,763
                                                                              -------------
             Foods (2.6%)
    2,860    Campbell Soup Co.  ..............................................     148,363
    7,900    General Mills, Inc.  ............................................     546,088
                                                                              -------------
                                                                                   694,451
                                                                              -------------
             Forest Products (2.4%)
   10,100    Champion International Corp. ....................................     626,200
                                                                              -------------
             Healthcare - HMOs (1.0%)
   11,200    Humana, Inc.*  ..................................................     273,000
                                                                              -------------
             Household Appliances (1.2%)
   11,000    Maytag Corp.  ...................................................     321,063
                                                                              -------------
             Insurance (0.1%)
             Aetna Inc. (Class C)
      172    (Conv. Pref.) $4.75  ............................................      17,329
                                                                              -------------
             Oil - International Integrated (5.8%)
    6,400    Atlantic Richfield Co.  .........................................     478,800
    2,070    Chevron Corp.  ..................................................     163,789
    2,800    Exxon Corp.  ....................................................     179,900
    7,200    Mobil Corp. .....................................................     550,800
    1,500    Texaco, Inc. ....................................................     174,094
                                                                              -------------
                                                                                 1,547,383
                                                                              -------------
             Pharmaceuticals (4.5%)
    1,800    Abbott Laboratories .............................................     117,788
    6,700    American Home Products Corp. ....................................     552,331
    8,450    Johnson & Johnson ...............................................     526,541
                                                                              -------------
                                                                                 1,196,660
                                                                              -------------
             Retail -Specialty (3.2%)
   10,000    Bed Bath & Beyond, Inc.*  .......................................     330,000
    2,400    Costco Companies Inc.* ..........................................      90,900

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,450    Home Depot, Inc.  ............................................... $   172,069
   14,250    Pier 1 Imports, Inc. ............................................     251,156
                                                                              -------------
                                                                                   844,125
                                                                              -------------
             Retail - Specialty Apparel (2.5%)
   14,600    Gap, Inc. .......................................................     648,788
                                                                              -------------
             Savings & Loans (0.5%)
    1,500    Golden West Financial Corp. .....................................     126,187
                                                                              -------------
             Shoes (0.7%)
    3,000    Nike, Inc. (Class B) ............................................     186,938
                                                                              -------------
             Steel (1.2%)
    4,300    Inland Steel Industries, Inc.  ..................................      98,631
    3,450    Nucor Corp. .....................................................     214,116
                                                                              -------------
                                                                                   312,747
                                                                              -------------
             TOTAL COMMON AND
             PREFERRED STOCKS
             (Identified Cost $10,314,161)  ..................................  15,450,292
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             CORPORATE BONDS (3.7%)
             Automotive - Finance (0.1%)
   $   15    Ford Capital BV (Netherlands)
              9.375% due 05/15/01  ...........................................    16,545
                                                                              ------------
             Banks (0.9%)
      100    Bank One Corp
              9.875% due 03/01/09  ...........................................   124,417
             Central Fidelity Capital I
      100    Series -144A**
              6.75% due 04/15/27  ............................................   102,601
                                                                              ------------
                                                                                 227,018
                                                                              ------------
             Financial (0.4%)
      100    Money Store Inc. (The)
              8.375% due 04/15/04  ...........................................   105,497
                                                                              ------------
             Financial Services (0.4%)
             Centura Capital Trust I
      100    Series 144A**
              8.845% due 06/01/27  ...........................................   108,125
                                                                              ------------
             Insurance (0.4%)
      100    Vesta Capital Trust I -144A**
              8.525% due 01/15/27  ...........................................   108,250
                                                                              ------------
             Metals & Mining (0.4%)
      100    Placer Dome, Inc. (Canada)
              8.50% due 12/31/45  ............................................   102,750
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             Oil & Gas Products (0.4%)
   $  100    Mitchell Energy & Development Corp.
              6.75% due 02/15/04  ............................................  $  99,420
                                                                              -------------
             Oil - Domestic (0.2%)
       50    Occidental Petroleum Corp.
              11.125% due 08/01/10  ..........................................     67,914
                                                                              -------------
             Steel (0.0%)
       10    Pohang Iron & Steel Co., Ltd. (South Korea)
              7.50% due 08/01/02  ............................................     10,336
                                                                              -------------
             Telecommunications (0.4%)
      100    Total Access Communication -144A** (Thailand)
              8.375% due 11/04/06  ...........................................     99,250
                                                                              -------------
             Utilities - Electric (0.1%)
       20    Long Island Lighting Co.
              6.25% due 07/15/01  ............................................     19,789
                                                                              -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $919,525)  .....................................    964,894
                                                                              -------------
             U.S. GOVERNMENT OBLIGATIONS (16.0%)
      400    U.S. Treasury Bond
              6.50% due 11/15/26  ............................................    408,984
      315    U.S. Treasury Bond
              6.875% due 08/15/25  ...........................................    336,414
      150    U.S. Treasury Bond
              7.625% due 02/15/25  ...........................................    174,529
      550    U.S. Treasury Note
              5.125% due 11/30/98  ...........................................    546,364
      950    U.S. Treasury Note
              5.25% due 12/31/97  ............................................    949,269
      350    U.S. Treasury Note
              5.625% due 11/30/00  ...........................................    348,071
      450    U.S. Treasury Note
              5.75% due 08/15/03  ............................................    445,927
      100    U.S. Treasury Note
              5.875% due 11/30/01  ...........................................     99,956
       50    U.S. Treasury Note
              6.375% due 01/15/99  ...........................................     50,506
      350    U.S. Treasury Note
              6.50% due 05/15/05  ............................................    360,315
      360    U.S. Treasury Note
             6.875% due 08/31/99  ............................................    367,978

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                   VALUE
------------------------------------------------------------------------------------------------------
  $ 140     U.S. Treasury Note
             7.25% due 05/15/04  ........................................................ $  149,911
                                                                                         -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $4,145,542)  ...............................................  4,238,224
                                                                                         -------------
            SHORT-TERM INVESTMENTS (22.0%)
            U.S. GOVERNMENT AGENCIES (a)(21.2%)
  5,000     Federal Farm Credit Bank
             5.42% due 08/05/97  ........................................................  4,996,989
    600     Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  ........................................................    600,000
                                                                                         -------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $5,596,989)  ................................................  5,596,989
                                                                                         -------------
            REPURCHASE AGREEMENT (0.8%)
    223     The Bank of New York 5.75% due 08/01/97 (dated 07/31/97; proceeds
             $222,587)(b) (Identified Cost $222,551)  ...................................    222,551
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $5,819,540) ................................................  5,819,540
                                                                                         -------------
TOTAL INVESTMENTS
(Identified Cost $21,198,768)(c)  ..........................................     100.1%   26,472,950
LIABILITIES IN EXCESS OF
OTHER ASSETS ...............................................................      (0.1)      (13,530)
                                                                               --------  -------------
NET ASSETS .................................................................     100.0%  $26,459,420
                                                                               ========  =============

------------
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $120,000 U.S. Treasury Note 7.875% due 04/15/98 valued at $124,656, $93,651 U.S. Treasury Note 7.00% due 04/15/99
        valued at $97,514 and $4,723 U.S. Treasury Note 5.625% due 08/31/97
        valued at $4,832.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,356,659 and the aggregate gross unrealized depreciation is $82,477, resulting in net unrealized appreciation of $5,274,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET       SECURITIES     SECURITIES
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*...............   $20,113,397     $4,036,736      $10,350,075      $2,347,060
Cash ..............................................         8,427          2,213           78,974          86,163
Receivable for:
 Investments sold..................................        --             --               --              --
 Shares of beneficial interest sold................     1,135,082         10,301           22,677           3,462
 Dividends.........................................        --             --               --              --
 Interest..........................................        --             --               76,764          33,314
 Foreign withholding taxes reclaimed...............        --             --               --              --
Prepaid expenses and other assets..................        26,147          5,790            6,691          12,589
Deferred organizational expenses...................         1,127          1,284            1,191           1,189
Receivable from affiliate..........................        --              8,537           --               6,791
                                                      -----------     ----------      -----------      ----------
 TOTAL ASSETS......................................    21,284,180      4,064,861       10,536,372       2,490,568
                                                      -----------     ----------      -----------      ----------
LIABILITIES:
Payable for:
 Investments purchased.............................        --             --               --              --
 Shares of beneficial interest repurchased ........        38,541         --               11,416           8,580
 Dividends to shareholders.........................        --             --                4,011             746
 Investment management fee.........................         4,022         --                  110          --
Accrued expenses and other payables................        23,148         17,969           19,019          19,964
Organizational expenses payable....................         5,441          5,596            5,509           5,506
                                                      -----------     ----------      -----------      ----------
 TOTAL LIABILITIES.................................        71,152         23,565           40,065          34,796
                                                      -----------     ----------      -----------      ----------
NET ASSETS:
Paid-in-capital....................................    21,213,018      4,041,296       10,359,177       2,514,907
Accumulated undistributed net investment income  ..            10         --               --                  46
Accumulated undistributed net realized gain
 (loss)............................................        --             --                 (491)        (91,207)
Net unrealized appreciation........................        --             --              137,621          32,026
                                                      -----------     ----------      -----------      ----------
  NET ASSETS ......................................   $21,213,028     $4,041,296      $10,496,307      $2,455,772
                                                      ===========     ==========      ===========      ==========
 *IDENTIFIED COST..................................   $20,113,397     $4,036,736      $10,212,454      $2,315,034
                                                      ===========     ==========      ===========      ==========
  SHARES OF BENEFICIAL INTEREST OUTSTANDING  ......    21,213,018      4,042,542        1,059,510         253,850
                                                      ===========     ==========      ===========      ==========
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par value) ..         $1.00          $1.00            $9.91           $9.67
                                                      ===========     ==========      ===========      ==========




                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL       DIVIDEND                   VALUE-ADDED      GLOBAL
     VALUE        GROWTH         GROWTH       UTILITIES       MARKET        EQUITY       STRATEGIST
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $53,898,134    $3,595,614    $116,084,027   $5,671,872    $23,856,111    $19,971,828   $26,472,950
      50,162        17,654         --            --             71,591         97,563        --

   1,160,411       114,777         338,972       59,863        724,700        274,717        --
     117,578        17,493         153,745       13,810         32,661         36,421        50,264
      27,266           905         165,765       20,937         22,727         10,450        18,010
      --            --                 121           21         --             --            81,793
         101        --             --             1,065         --              8,996           144
      13,270         4,338          11,076        5,646          8,501          9,554         7,169
       1,376         1,379           1,186        1,191          1,379          1,191         1,189
      --             5,185         --             2,057         --             25,572        --
-------------  ------------ --------------  ------------  ------------- -------------  -------------
  55,268,298     3,757,345     116,754,892    5,776,462     24,717,670     20,436,292    26,631,519
-------------  ------------ --------------  ------------  ------------- -------------  -------------

     918,594        58,353       1,221,168      316,275        861,090        574,355        --
      77,147         3,874         108,736       43,837         45,267         28,565       125,989
      --            --             --            --             --             --            --
      20,595        --              71,294       --              5,006         --            16,034
      31,781        19,786          36,684       19,613         20,886         30,667        24,575
       5,687         5,686           5,501        5,509          5,686          5,509         5,501
-------------  ------------ --------------  ------------  ------------- -------------  -------------
   1,053,804        87,699       1,443,383      385,234        937,935        639,096       172,099
-------------  ------------ --------------  ------------  ------------- -------------  -------------

  37,394,619     2,542,364      78,149,265    3,829,119     14,983,162     15,411,210    20,620,027
      46,600        --             365,924       54,200        100,361        131,548       381,735
   6,688,579       257,050       8,002,032      476,783        345,423        784,106       183,476
  10,084,696       870,232      28,794,288    1,031,126      8,350,789      3,470,332     5,274,182
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $54,214,494    $3,669,646    $115,311,509   $5,391,228    $23,779,735    $19,797,196   $26,459,420
=============  ============ ==============  ============  ============= =============  =============
 $43,813,438    $2,725,382    $ 87,289,739   $4,640,746    $15,505,322    $16,500,496   $21,198,768
=============  ============ ==============  ============  ============= =============  =============
   3,197,235       207,826       5,855,243      391,125      1,262,502      1,367,161     1,744,091
=============  ============ ==============  ============  ============= =============  =============

      $16.96        $17.66          $19.69       $13.78         $18.84         $14.48        $15.17
=============  ============ ==============  ============  ============= =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
For the year ended July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET      SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest...........................................   $1,450,222       $393,765         $706,725        $245,036
Dividends..........................................       --              --               --              --
                                                    -------------- ---------------  --------------- --------------
  TOTAL INCOME.....................................    1,450,222        393,765          706,725         245,036
                                                    -------------- ---------------  --------------- --------------
EXPENSES
Investment management fees.........................      132,515         36,695           67,676          24,502
Transfer agent fees and expenses...................       52,551          6,122           42,577           7,692
Shareholder reports and notices....................       29,598          4,314            4,749           2,416
Professional fees..................................       15,232         15,334           14,872          16,995
Registration fees..................................       25,200         14,233           22,217          13,083
Custodian fees.....................................       10,663          6,196            3,435           4,847
Trustees' fees and expenses........................        3,655            321              753             250
Organizational expenses............................        2,722          2,721            2,727           2,727
Other..............................................        3,904          1,879            1,870           3,021
                                                    -------------- ---------------  --------------- --------------
  TOTAL EXPENSES...................................      276,040         87,815          160,876          75,533
Less: amounts waived/reimbursed ...................      (11,009)       (14,427)         (56,757)        (37,837)
                                                    -------------- ---------------  --------------- --------------
  NET EXPENSES.....................................      265,031         73,388          104,119          37,696
                                                    -------------- ---------------  --------------- --------------
  NET INVESTMENT INCOME (LOSS).....................    1,185,191        320,377          602,606         207,340
                                                    -------------- ---------------  --------------- --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)...........................       --              --               5,297         (62,395)
Net change in unrealized
 appreciation/depreciation.........................       --              --             365,249         151,066
                                                    -------------- ---------------  --------------- --------------
  NET GAIN.........................................       --              --             370,546          88,671
                                                    -------------- ---------------  --------------- --------------
NET INCREASE.......................................   $1,185,191       $320,377         $973,152        $296,011
                                                    ============== ===============  =============== ==============

--------------
*      Net of $1,132, $10, $7,380, $972, $1,050, $18,695 and $63 foreign withholding tax, respectively.



                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL      DIVIDEND                   VALUE-ADDED     GLOBAL
     VALUE        GROWTH        GROWTH       UTILITIES      MARKET        EQUITY      STRATEGIST
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $   147,964    $    8,415    $    69,357   $   41,817    $   34,670    $   67,144    $  673,048
     357,714*       12,328*     2,522,140*     208,343*      368,546*      214,870*      153,990*
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     505,678        20,743      2,591,497      250,160       403,216       282,014       827,038
-------------  ------------ -------------  ------------ -------------  ------------ ------------

     390,217        22,697        672,098       51,738        97,479       153,656       180,204
      77,489         3,914         86,989       18,120        18,607        37,093        51,763
      20,768         1,692         38,212        3,853         8,952         5,415        10,295
      12,798        11,302         13,936       15,840        15,314        15,207        10,489
      18,634        28,006         32,684       19,450        20,656        27,047        20,879
      28,005        12,249         12,104        7,964        24,785        28,694        13,942
       3,312            47          6,141          285         1,131           819         1,050
       2,720         2,717          2,724        2,727         2,717         2,727         2,721
       3,530         1,744          3,851        2,533        10,004        13,075         5,095
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     557,473        84,368        868,739      122,510       199,645       283,733       296,438
     (98,395)      (57,660)        --          (53,527)       (4,686)     (130,077)      (84,434)
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     459,078        26,708        868,739       68,983       194,959       153,656       212,004
-------------  ------------ -------------  ------------ -------------  ------------ ------------
      46,600        (5,965)     1,722,758      181,177       208,257       128,358       615,034
-------------  ------------ -------------  ------------ -------------  ------------ ------------

   7,151,437       294,325      8,642,932      608,162       896,043       811,865       247,627
   9,007,653       762,068     21,493,364      426,820     6,185,067     2,898,751     4,379,845
-------------  ------------ -------------  ------------ -------------  ------------ ------------
  16,159,090     1,056,393     30,136,296    1,034,982     7,081,110     3,710,616     4,627,472
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $16,205,690    $1,050,428    $31,859,054   $1,216,159    $7,289,367    $3,838,974    $5,242,506
=============  ============ =============  ============ =============  ============ ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended July 31,

                                                                                                  U.S. GOVERNMENT
                                                                LIQUID ASSET                        MONEY MARKET
                                                       ------------------------------- --------------------------------------
                                                            1997            1996            1997                1996
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................  $  1,185,191    $   3,416,056   $    320,377        $    727,122
Net realized gain (loss)..............................       --               --             --                  --
Net change in unrealized appreciation/depreciation ...       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  NET INCREASE .......................................     1,185,191        3,416,056        320,377             727,122
                                                        ------------    -------------   ------------        ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
Net realized gain.....................................       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  TOTAL...............................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
                                                        ------------    -------------   ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    29,266,419      177,956,895      8,809,340          27,880,399
Reinvestment of dividends and distributions ..........     1,185,223        3,416,043        321,624             727,125
Cost of shares repurchased............................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
  NET INCREASE (DECREASE).............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ------------    -------------   ------------        ------------
  TOTAL INCREASE (DECREASE)...........................   (21,539,610)       7,121,465     (2,586,481)         (4,067,037)
NET ASSETS:
Beginning of period...................................    42,752,638       35,631,173      6,627,777          10,694,814
                                                        ------------    -------------   ------------        ------------
  END OF PERIOD.......................................  $ 21,213,028    $  42,752,638   $  4,041,296        $  6,627,777
                                                        ============    =============   ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME...................  $         10    $          42        --             $          2
                                                        ============    =============   ============        ============
SHARES ISSUED AND REPURCHASED:
Sold..................................................    29,266,419      177,956,895      8,809,340          27,880,399
Issued in reinvestment of dividends and
 distributions........................................     1,185,223        3,416,043        321,624             727,125
Repurchased...........................................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
NET INCREASE (DECREASE)...............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ============    =============   ============        ============



                                           SEE NOTES TO FINANCIAL STATEMENTS

       U.S. GOVERNMENT               INTERMEDIATE
         SECURITIES                INCOME SECURITIES              AMERICAN VALUE                    CAPITAL GROWTH
---------------------------- ---------------------------- ----------------------------- -------------------------------------
     1997           1996          1997           1996           1997           1996          1997               1996
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $   602,606    $   434,937    $   207,340   $   218,492    $     46,600   $   244,604    $   (5,965)        $    6,999
       5,297         18,226        (62,395)      (27,045)      7,151,437     4,355,860       294,325             31,476
     365,249       (149,772)       151,066      (116,038)      9,007,653    (2,487,467)      762,068             45,817
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     973,152        303,391        296,011        75,409      16,205,690     2,112,997     1,050,428             84,292
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

    (602,630)      (434,913)      (207,294)     (218,918)        (93,984)     (299,827)       (2,106)            (8,566)
     (22,190)        --             --            (4,854)     (3,137,376)   (2,309,181)      (56,080)            (4,860)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
    (624,820)      (434,913)      (207,294)     (223,772)     (3,231,360)   (2,609,008)      (58,186)           (13,426)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

   5,963,450      9,509,649      3,241,075     4,840,703      20,568,978    21,806,112     1,297,311          1,518,128
     567,526        433,619        165,904       217,069       3,227,638     2,602,757        58,150             13,426
  (5,033,814)    (5,369,758)    (5,211,640)   (1,731,472)    (22,877,816)   (6,172,981)     (665,910)          (292,073)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,497,162      4,573,510     (1,804,661)    3,326,300         918,800    18,235,888       689,551          1,239,481
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,845,494      4,441,988     (1,715,944)    3,177,937      13,893,130    17,739,877     1,681,793          1,310,347

   8,650,813      4,208,825      4,171,716       993,779      40,321,364    22,581,487     1,987,853            677,506
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $10,496,307    $ 8,650,813    $ 2,455,772   $ 4,171,716    $ 54,214,494   $40,321,364    $3,669,646         $1,987,853
=============  ============= =============  ============= ==============  ============= ============  =======================
 $                                           $                                            $
      --        $        24    $        46        --        $     46,600   $    93,984        --             $    2,106
=============  ============= =============  ============= ==============  ============= ============  =======================

     616,600        971,490        340,574       499,259       1,422,680     1,603,955        91,240            119,028
      58,481         44,420         17,479        22,618         237,676       203,340         4,317              1,087
    (517,322)      (547,637)      (547,645)     (181,670)     (1,545,904)     (447,666)      (45,416)           (23,095)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     157,759        468,273       (189,592)      340,207         114,452     1,359,629        50,141             97,020
=============  ============= =============  ============= ==============  ============= ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                              DIVIDEND GROWTH                 UTILITIES
                                                       ----------------------------- -----------------------------
                                                            1997           1996           1997           1996
-----------------------------------------------------  -------------- -------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................  $  1,722,758    $ 1,244,989   $   181,177     $   205,110
Net realized gain (loss)..............................     8,642,932      2,317,010       608,162         (13,965)
Net change in unrealized appreciation/depreciation ...    21,493,364      2,701,826       426,820         257,350
                                                        ------------    -----------   -----------     -----------
  NET INCREASE .......................................    31,859,054      6,263,825     1,216,159         448,495
                                                        ------------    -----------   -----------     -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,707,024)    (1,199,564)     (160,780)       (230,987)
Net realized gain.....................................    (2,463,125)      (590,466)       --              --
                                                        ------------    -----------   -----------     -----------
  TOTAL...............................................    (4,170,149)    (1,790,030)     (160,780)       (230,987)
                                                        ------------    -----------   -----------     -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    37,149,898     36,503,267     2,818,978       3,456,194
Reinvestment of dividends and distributions ..........     4,150,502      1,779,713       158,903         227,657
Cost of shares repurchased............................   (23,440,408)    (8,398,184)   (6,235,329)     (1,687,882)
                                                        ------------    -----------   -----------     -----------
  NET INCREASE (DECREASE).............................    17,859,992     29,884,796    (3,257,448)      1,995,969
                                                        ------------    -----------   -----------     -----------
  TOTAL INCREASE (DECREASE)...........................    45,548,897     34,358,591    (2,202,069)      2,213,477
NET ASSETS:
Beginning of period...................................    69,762,612     35,404,021     7,593,297       5,379,820
                                                        ------------    -----------   -----------     -----------
  END OF PERIOD.......................................  $115,311,509    $69,762,612   $ 5,391,228     $ 7,593,297
                                                        ============    ===========   ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME...................  $    365,924    $   350,190   $    54,200     $    33,362
                                                        ============    ===========   ===========     ===========
SHARES ISSUED AND REPURCHASED:
Sold..................................................     2,205,684      2,524,798       222,951         288,411
Issued in reinvestment of dividends and
 distributions........................................       255,693        126,953        12,596          18,947
Repurchased...........................................    (1,379,982)      (583,926)     (488,313)       (141,590)
                                                        ------------    -----------   -----------     -----------
NET INCREASE (DECREASE)...............................     1,081,395      2,067,825      (252,766)        165,768
                                                        ============    ===========   ===========     ===========



                                           SEE NOTES TO FINANCIAL STATEMENTS

      VALUE-ADDED MARKET              GLOBAL EQUITY                        STRATEGIST
----------------------------- ---------------------------- ----------------------------------------
      1997           1996          1997           1996          1997                  1996
--------------  ------------- -------------  ------------- -------------  -------------------------
 $    208,257    $   331,372    $   128,358   $    84,531    $   615,034         $   287,670
      896,043        186,832        811,865       434,795        247,627             730,868
    6,185,067      1,044,025      2,898,751        47,491      4,379,845             291,438
--------------  ------------- -------------  ------------- -------------  -------------------------
    7,289,367      1,562,229      3,838,974       566,817      5,242,506           1,309,976
--------------  ------------- -------------  ------------- -------------  -------------------------

     (279,999)      (257,479)       (70,000)     (126,784)      (408,002)           (244,742)
     (698,399)       (78,439)      (367,529)       --           (699,994)           (159,285)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (978,398)      (335,918)      (437,529)     (126,784)    (1,107,996)           (404,027)
--------------  ------------- -------------  ------------- -------------  -------------------------

    6,558,038      6,512,239      7,696,263     6,329,119      7,519,070          12,101,707
      948,925        329,833        435,668       121,869      1,107,086             403,090
  (10,417,432)    (1,769,137)    (3,421,423)   (2,492,083)    (3,796,952)         (2,673,732)
--------------  ------------- -------------  ------------- -------------  -------------------------
   (2,910,469)     5,072,935      4,710,508     3,958,905      4,829,204           9,831,065
--------------  ------------- -------------  ------------- -------------  -------------------------
    3,400,500      6,299,246      8,111,953     4,398,938      8,963,714          10,737,014

   20,379,235     14,079,989     11,685,243     7,286,305     17,495,706           6,758,692
--------------  ------------- -------------  ------------- -------------  -------------------------
 $ 23,779,735    $20,379,235    $19,797,196   $11,685,243    $26,459,420         $17,495,706
==============  ============= =============  ============= =============  =========================
 $    100,361    $   172,103    $   131,548   $    49,495    $   381,735         $   174,703
==============  ============= =============  ============= =============  =========================

      416,960        468,279        606,253       542,027        549,814             972,731
       62,594         24,706         35,887        10,862         83,616              34,364
     (680,374)      (129,743)      (265,700)     (214,741)      (277,595)           (218,134)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (200,820)       363,242        376,440       338,148        355,835             788,961
==============  ============= =============  ============= =============  =========================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                           COMMENCEMENT                                  COMMENCEMENT
                                          OF OPERATIONS                                  OF OPERATIONS
                                          -------------                                  -------------
Liquid Asset .......................      December 30, 1992  Dividend Growth ........       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities ..............       January 8, 1993
U.S. Government Securities .........        January 8, 1993  Value-Added Market  ....      February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity ..........       January 8, 1993
American Value .....................       February 1, 1993  Strategist .............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Liquid Asset            Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income, preservation of capital and
Money Market            liquidity by investing primarily in money market
                        instruments which are issued and/or guaranteed by the
                        U.S. Government, its agencies or instrumentalities.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income consistent with safety of
Securities              principal by investing in a diversified portfolio of
                        obligations issued and/or guaranteed by the U.S.
                        Government or its instrumentalities.
-------------------------------------------------------------------------------
Intermediate Income     Seeks high current income consistent with safety of
Securities              principal by investing primarily in intermediate term,
                        investment grade fixed-income securities.
-------------------------------------------------------------------------------
American Value          Seeks long-term growth consistent with an effort to
                        reduce volatility by investing principally in common
                        stock of companies in industries which, at the time of
                        investment, are believed to be undervalued in the
                        marketplace.
-------------------------------------------------------------------------------
Capital Growth          Seeks long-term capital growth by investing primarily
                        in common stocks.
-------------------------------------------------------------------------------
Dividend Growth         Seeks to provide reasonable current income and
                        long-term growth of income and capital by investing
                        primarily in common stock of companies with a record of
                        paying dividends and the potential for increasing
                        dividends.
-------------------------------------------------------------------------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Utilities               Seeks to provide current income and long-term growth of
                        income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

-------------------------------------------------------------------------------
Value-Added             Seeks to achieve a high level of total return on its
Market                  assets through a combination of capital appreciation
                        and current income. It seeks to achieve this objective
                        by investing, on an equally weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500
                        Composite Stock Price Index.
-------------------------------------------------------------------------------
Global Equity           Seeks to provide a high level of total return on its
                        assets, primarily through long-term capital growth and,
                        to a lesser extent, from income. It seeks to achieve
                        this objective through investments in all types of
                        common stocks and equivalents, preferred stocks and
                        bonds and other debt obligations of domestic and
                        foreign companies, governments and international
                        organizations.
-------------------------------------------------------------------------------
Strategist              Seeks a high total investment return through a fully
                        managed investment policy utilizing equity, investment
                        grade fixed income and money market securities.
-------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1996 through December 31, 1997, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.00% of daily net assets of each Series. At July 31, 1997, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1997 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ------------------------------ ------------------------------
                                                     SALES/
                                                  MATURITIES/                       SALES/
                                    PURCHASES     PREPAYMENTS      PURCHASES      MATURITIES
                                 -------------- --------------  -------------- --------------
Liquid Asset ...................  $395,220,670    $391,812,764   $353,719,078    $382,160,567
U.S. Government Money Market  ..   661,528,098     664,513,285        --              --
U.S. Government Securities  ....    11,000,110       9,181,622        --              --
Intermediate Income Securities       2,742,469       4,820,820      2,019,750       1,836,116
American Value .................     1,055,258       1,298,196    114,604,516     110,531,028
Capital Growth .................        15,742          77,006      4,322,821       3,559,093
Dividend Growth ................       --              --          44,208,359      27,461,961
Utilities ......................       --              --           5,530,405       7,587,775
Value-Added Market .............       --               25,784      4,396,277       8,131,744
Global Equity ..................       --               46,580     15,006,072      11,195,792
Strategist .....................     3,410,867       5,765,994     12,067,832       9,926,607

Included in the aforementioned purchases and sales/maturities of portfolio securities of Value-Added Market are common stock purchases and sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $12,464 and $75,839, respectively, including realized gains of $28,629.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Included at July 31, 1997 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                                     CAPITAL    DIVIDEND                GLOBAL
                                      GROWTH     GROWTH    UTILITIES    EQUITY
                                    --------- ----------  ----------- ---------
Payable for investments purchased    $ 4,319    $887,346    $200,025   $    --
                                    ========= ==========  =========== =========
Receivable for investments sold  ..  $38,982    $149,533    $ 42,821   $91,462
                                    ========= ==========  =========== =========


For the year ended July 31, 1997, the following Series incurred brokerage commissions with DWR, for portfolio transactions executed on behalf of such Series, as follows:

 AMERICAN    CAPITAL    DIVIDEND                GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES    EQUITY   STRATEGIST
----------  --------- ----------  ----------- --------  ------------
  $25,735     $1,487    $43,558     $13,830     $9,201     $6,861
==========  ========= ==========  =========== ========  ============

For the period May 31, 1997 through July 31, 1997, Capital Growth, Global Equity and American Value incurred brokerage commissions of $270, $168 and $1,365, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Series.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1997 the following Series had approximate transfer agent fees and expenses payable as follows:

                                                  INTERMEDIATE
                U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME        AMERICAN    CAPITAL
 LIQUID ASSET     MONEY MARKET     SECURITIES      SECURITIES       VALUE       GROWTH
--------------  --------------- ---------------  -------------- ------------  ---------
      $120            $100           $1,250           $150           $800        $90
==============  =============== ===============  ============== ============  =========

  DIVIDEND                         VALUE-ADDED       GLOBAL
   GROWTH          UTILITIES         MARKET          EQUITY      STRATEGIST
--------------  --------------- ---------------  -------------- ------------
   $280              $80             $140            $210           $500
==============  =============== ===============  ============== ============

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 of which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations. During the year ended July 31, 1997, Utilities utilized its net capital loss carryover of approximately $102,000.

Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:

                  INTERMEDIATE
U.S. GOVERNMENT      INCOME       GLOBAL
   SECURITIES      SECURITIES     EQUITY
---------------  -------------- --------
      $500           $57,800       $900
===============  ============== ========

At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:

                                          TEMPORARY DIFFERENCES
                                     -------------------------------
                                        POST-        CAPITAL LOSS
                                       OCTOBER      DEFERRALS FROM
                                        LOSSES        WASH SALES
                                     ----------- ------------------
U.S. Government Securities .........      o
Intermediate Income Securities  ....      o               o
American Value .....................                      o
Capital Growth .....................                      o
Dividend Growth ....................                      o
Utilities ..........................
Value-Added Market..................                      o
Global Equity.......................      o               o
Strategist .........................                      o

Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent differences attributable to tax adjustments on PFICs sold by the Series and Capital Growth had permanent differences attributable to a net operating loss.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1997, the following accounts were (charged) credited:

                   ACCUMULATED     ACCUMULATED
                  UNDISTRIBUTED   UNDISTRIBUTED
                 NET INVESTMENT   NET REALIZED
                     INCOME        GAIN (LOSS)
                 -------------- ---------------
Capital Growth       $ 5,965        $ (5,965)
Global Equity  .     $23,695        $(23,695)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1997, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                      NET                                                         TOTAL
    YEAR       VALUE         NET         REALIZED      TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  -------------- ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02           --           $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.05           --             0.05         (0.05)           --              (0.05)

U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++         --             --            --              --               --
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.04           --             0.04         (0.04)           --              (0.04)

U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19         $ 0.07           0.26         (0.20)           --              (0.20)
1994            10.06        0.44          (0.50)         (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56           0.15           0.71         (0.56)           --              (0.56)
1996             9.71        0.55          (0.12)          0.43         (0.55)           --              (0.55)
1997             9.59        0.56           0.34           0.90         (0.56)         $(0.02)           (0.58)

INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19          (0.02)          0.17         (0.19)           --              (0.19)
1994             9.98        0.60          (0.57)          0.03         (0.60)           --              (0.60)
1995             9.41        0.61           0.22           0.83         (0.61)           --              (0.61)
1996             9.63        0.59          (0.21)          0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53           0.26           0.79         (0.53)           --              (0.53)

AMERICAN VALUE
1993 (5)        10.00        0.06          (0.01)          0.05          --              --               --
1994            10.05        0.03          (0.09)         (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14           3.15           3.29         (0.12)           --              (0.12)
1996            13.10        0.09           1.17           1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02           5.12           5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                          RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                  ASSETS                     ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50 *        0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29%           N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, continued

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                       NET                                                         TOTAL
    YEAR       VALUE          NET         REALIZED      TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)   GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  -------------- ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)        $(1.10)        $(1.12)         --              --               --
1994             8.88         0.13           0.45           0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10           1.77           1.87         (0.12)           --              (0.12)
1996            11.17         0.07           1.55           1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)          5.41           5.38         (0.01)          (0.32)           (0.33)

DIVIDEND GROWTH
1993 (1)        10.00         0.13           0.58           0.71         (0.10)           --              (0.10)
1994            10.61         0.28           0.37           0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34           2.13           2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32           1.76           2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33           5.60           5.93         (0.33)          (0.52)           (0.85)

UTILITIES
1993 (2)        10.00         0.19           1.30           1.49         (0.14)           --              (0.14)
1994            11.35         0.37          (0.95)         (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42           0.80           1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38           0.61           0.99         (0.45)           --              (0.45)
1997            11.79         0.41           1.90           2.31         (0.32)           --              (0.32)

VALUE-ADDED MARKET
1993 (3)        10.00         0.05           0.02           0.07         (0.04)           --              (0.04)
1994            10.03         0.24           0.65           0.89         (0.11)           --              (0.11)
1995            10.81         0.21           2.16           2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25           1.17           1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21           5.58           5.79         (0.25)          (0.63)           (0.88)

GLOBAL EQUITY
1993 (2)        10.00         0.07          (0.03)          0.04          --              --               --
1994            10.04         0.08           0.58           0.66         (0.05)           --              (0.05)
1995            10.65         0.14           0.49           0.63         (0.11)           --              (0.11)
1996            11.17         0.09           0.71           0.80         (0.18)           --              (0.18)
1997            11.79         0.09           2.98           3.07         (0.06)          (0.32)           (0.38)

STRATEGIST
1993 (1)        10.00         0.06          (0.23)         (0.17)         --              --               --
1994             9.83         0.23          (0.20)          0.03         (0.13)           --              (0.13)
1995             9.73         0.24           1.49           1.73         (0.18)           --              (0.18)
1996            11.28         0.25           1.63           1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37           2.96           3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------
   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50 *       (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50 *       (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

                   1997 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1997, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN    CAPITAL    DIVIDEND   VALUE-ADDED    GLOBAL
   VALUE      GROWTH     GROWTH       MARKET      EQUITY   STRATEGIST
----------  --------- ----------  ------------- --------  ------------
$0.31         $0.32      $0.47        $0.45       $0.05       $0.31


       Additionally, the following percentages of the income paid qualified for the dividends received deduction available to corporations:

 AMERICAN    CAPITAL    DIVIDEND                VALUE-ADDED   GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES      MARKET      EQUITY    STRATEGIST
----------  --------- ----------  ----------- -------------  -------- ------------
 5.58%         100%      99.92%      98.72%        74.37%      7.89%      19.47%

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TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


ANNUAL REPORT
JULY 31, 1997


DEAN WITTER
RETIREMENT SERIES